UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

KINIKSA PHARMACEUTICALS, LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Kiniksa Pharmaceuticals, Ltd.
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PROXY STATEMENT
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Annual Meeting of Shareholders
June 6, 2023, 8:00 a.m. Atlantic Time (7:00 a.m. Eastern Time)

KINIKSA PHARMACEUTICALS, LTD.
CLARENDON HOUSE
2 CHURCH STREET
HAMILTON HM11, BERMUDA

April 27, 2023
To Our Shareholders:
You are cordially invited to attend the 2023 Annual Meeting of Shareholders (the “Annual Meeting”) of Kiniksa Pharmaceuticals, Ltd. to be held on Tuesday, June 6, 2023 at 8:00 a.m. Atlantic Time (7:00 a.m. Eastern Time), at The Loren at Pink Beach, 116 South Road, Tucker’s Town, HS 01, Bermuda.
The Notice of Annual Meeting and proxy statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the heading “Who Can Attend the Annual Meeting of Shareholders?” in the proxy statement for more information about how to attend the meeting in person.
Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. I urge you to promptly vote and submit your proxy by phone, the Internet, or, if you received paper copies of our proxy materials and a proxy card, by signing, dating and mailing the proxy card in the return envelope provided therewith. If you have received our Notice of Internet Availability of Proxy Materials, the instructions regarding how you can vote are in that notice. If you have received a proxy card, then instructions regarding how you can vote are on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.
Thank you for your support.
Sincerely,
Sanj K. Patel
Chief Executive Officer and Chairman of the Board

Notice of Annual Meeting of Shareholders
Proxy Statement Summary	1
Proxy Statement	3
Proposals	3
Recommendations of the Board	4
Information About This Proxy Statement	4
Questions and Answers about the Annual Meeting of Shareholders	5
Proposals to be Voted On	9
Proposal 1: Election of Directors	9
Proposal 2: Appointment of Auditor, Delegation to our Board of Directors, through our Audit Committee, of the Authority to set the Auditor’s Remuneration, and Ratification of the Appointment of Independent Registered Public Accounting Firm	13
Proposal 3: Advisory Vote on Executive Compensation	14
Report of the Audit Committee of the Board of Directors	16
Independent Registered Public Accounting Firm Fees and Other Matters	17
Corporate Governance	18
General	18
Board Composition	18
Board Diversity	18
Director Independence	19
Director Candidates	19
Communications from Shareholders	20
Board Leadership Structure	20
Board Role in Risk Oversight	21
Board Evaluation	22
Code of Ethics	22
Insider Trading Compliance Policy	22
Attendance by Members of the Board of Directors at Meetings	22
Committees of the Board	23
Audit Committee	23
Compensation Committee	24
Nominating and Corporate Governance Committee	25
Science and Research Committee	25
Executive Officers	26
Executive and Director Compensation	28
Executive Compensation	28
2022 Summary Compensation Table	28
Narrative Disclosure to Summary Compensation Table	28
Outstanding Equity Awards at 2022 Fiscal Year End	32

Table of Contents continued

Notice of Annual Meeting of Shareholders
To be held Tuesday, June 6, 2023

KINIKSA PHARMACEUTICALS, LTD.
CLARENDON HOUSE
2 CHURCH STREET
HAMILTON HM11, BERMUDA

This year’s Annual Meeting of Shareholders (the “Annual Meeting”) of Kiniksa Pharmaceuticals, Ltd. will be held on Tuesday, June 6, 2023 at 8:00 a.m. Atlantic Time (7:00 a.m. Eastern Time), at The Loren at Pink Beach, 116 South Road, Tucker’s Town, HS 01, Bermuda., for the following purposes:
➊
To elect Stephen R. Biggar, G. Bradley Cole and Barry D. Quart as Class II Directors to serve until the 2026 Annual Meeting of Shareholders, and until their respective successors have been duly elected and qualified.

➋
To approve the appointment of PricewaterhouseCoopers LLP (“PwC”) as our auditor until the close of our next Annual Meeting of Shareholders, to delegate to our Board of Directors, through our Audit Committee, the authority to set the auditor’s remuneration for such period, and to ratify the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

➌
To approve, on an advisory (non-binding) basis, the compensation of our named executive officers.

➍
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
Holders of record of our Class A common shares and Class B common shares as of the close of business on April 10, 2023 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement, or adjournment of the Annual Meeting. A complete list of these shareholders will be open to examination during normal business hours at our registered offices located at Clarendon House, 2 Church Street, Hamilton HM11, Bermuda.
Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares and submit your proxy via the toll-free telephone number or over the Internet, as described in the materials you received. If you received a paper copy of the proxy card by mail, you may sign, date and mail the proxy card in the return envelope provided therewith. Promptly voting your shares and submitting your proxy will help ensure the presence of a quorum at the Annual Meeting and save us the expense of further solicitation. Voting your shares and submitting your proxy now will not prevent you from voting your shares at the Annual Meeting.
By Order of the Board of Directors,
Madelyn Zeylikman
Secretary
Hamilton, Bermuda
April 27, 2023

Proxy Statement Summary

This summary highlights information contained elsewhere in this proxy statement and does not contain all of the important information that you should consider. As such, you should read the entire proxy statement carefully before voting.
Information about our 2023 Annual Meeting of Shareholders

Date and Time:	Tuesday, June 6, 2023 at 8:00 a.m. Atlantic Time (7:00 a.m. Eastern Time)
Location:	The Loren at Pink Beach, 116 South Road, Tucker’s Town, HS 01, Bermuda.
Record Date:	April 10, 2023
Purpose of the Meeting

➊
To elect Stephen R. Biggar, G. Bradley Cole and Barry D. Quart as Class II Directors to serve until the 2026 Annual Meeting of Shareholders, and until their respective successors have been duly elected and qualified.

➋
To approve the appointment of PricewaterhouseCoopers LLP (“PwC”) as our auditor until the close of our next Annual Meeting of Shareholders, to delegate to our Board of Directors, through our Audit Committee, the authority to set the auditor’s remuneration for such period, and to ratify the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

➌
To approve, on an advisory (non-binding) basis, the compensation of our named executive officers.

➍
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Corporate Governance Highlights

We maintain corporate governance guidelines (the “Corporate Governance Guidelines”) that set forth a flexible framework with which the Board, assisted by its Committees, exercises its responsibilities. The Corporate Governance Guidelines are reviewed by the Nominating and Corporate Governance Committee from time to time as appropriate and are subject to change. Listed below are some of our corporate governance practices designed to align with the needs of the Company for the benefit of our shareholders.

What We Do
✓
8 Independent Directors out of 9 Directors

✓
Separate Lead Independent Director and Chairman of the Board Roles

✓
100% Independent Board Committees

✓
Diversity of Background and Perspective on our Board, including Age, Gender, Race, Place of Residence and Experience

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Regular Executive Sessions of Independent Directors

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Risk Oversight by the Board and Board Committees

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Board and Committee Evaluations

✓
Access to Executives, Employees and Advisors

Executive Compensation Highlights

Our Compensation Committee, which reviews our compensation programs, practices and policies, is committed to effective compensation governance. Listed below are some of our executive compensation practices and policies designed to drive performance, mitigate against undue risk and to align the interests of our executives and other employees with those of our shareholders.

What We Do
✓
Provide a Mix of Fixed and Variable Compensation, with Emphasis on Variable Compensation

✓
Provide a Mix of Annual- and Long-Term Incentive Compensation, with Emphasis on Long-Term Incentive Compensation

✓
Engage Independent Compensation Consultants

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Design Compensation Programs to Have a Strong Link Between Performance Measures and Strategic Objectives

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Utilize Competitive Market Data and a Compensation Peer Group

✓
Maintain Policy Prohibiting Hedging and Pledging

What We Don’t Do
✕
No Excise Tax Gross-Ups

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No Pension or Executive Retirement Plan

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No Single Trigger Equity Acceleration on Change of Control

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No Repricing or Cash Buyouts of Underwater Options Without Shareholder Approval

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No Discount Share Options

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No Excessive Perquisites

Proxy Statement

KINIKSA PHARMACEUTICALS, LTD.
CLARENDON HOUSE
2 CHURCH STREET
HAMILTON HM11, BERMUDA

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Kiniksa Pharmaceuticals, Ltd., a Bermuda exempted company, of proxies to be voted at our 2023 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Tuesday, June 6, 2023 at 8:00 a.m. Atlantic Time (7:00 a.m. Eastern Time), at The Loren at Pink Beach, 116 South Road, Tucker’s Town, HS 01, Bermuda, and at any continuation, postponement, or adjournment thereof.
Holders of record of our Class A common shares (“Class A Shares”) and Class B common shares (“Class B Shares” and, together with the Class A Shares, the “Common Shares”), as of the close of business on April 10, 2023 (the “Record Date;” and such shareholders, the “Record Date Shareholders”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment thereof. This proxy statement and form of proxy are first being sent on or about April 27, 2023 to all Record Date Shareholders.
In this proxy statement, “Kiniksa,” the “Company,” “we,” “us,” and “our” refer to Kiniksa Pharmaceuticals, Ltd. together with its consolidated subsidiaries, unless the context otherwise requires.
Our audited financial statements for the fiscal year ended December 31, 2022, as approved by our Board of Directors (“Board” or “Board of Directors”), together with the report of our independent registered public accounting firm and auditor with respect to those financial statements, will be presented at the Annual Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on Tuesday, June 6, 2023: The proxy materials are available at http://www.proxyvote.com.
PROPOSALS

At the Annual Meeting, our shareholders will be asked:
➊
To elect Stephen R. Biggar, G. Bradley Cole and Barry D. Quart as Class II Directors to serve until the 2026 Annual Meeting of Shareholders, and until their respective successors have been duly elected and qualified.

➋
To approve the appointment of PricewaterhouseCoopers LLP (“PwC”) as our auditor until the close of our next Annual Meeting of Shareholders, to delegate to our Board of Directors, through our Audit Committee, the authority to set the auditor’s remuneration for such period, and to ratify the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

➌
To approve, on an advisory (non-binding) basis, the compensation of our named executive officers.

➍
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the shareholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their discretion.

RECOMMENDATIONS OF THE BOARD

Our Board of Directors recommends that you vote your shares as indicated below.
➊
FOR election of Stephen R. Biggar, G. Bradley Cole and Barry D. Quart as Class II Directors.

➋
FOR appointment of PwC as our auditor until the close of our next Annual Meeting of Shareholders, delegation to our Board of Directors, through our Audit Committee, of the authority to set the auditor’s remuneration for such period, and ratification of the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

➌
FOR approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.

If you return a properly completed proxy card, or vote your shares by telephone or through the Internet, your Common Shares will be voted on your behalf as you direct. If not otherwise specified, the Common Shares represented by the proxies will be voted in accordance the recommendations of our Board of Directors. If any other matter properly comes before the shareholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their discretion.
INFORMATION ABOUT THIS PROXY STATEMENT

Why you received this proxy statement. You are viewing or received this proxy statement and the other proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, we are making this proxy statement and our Annual Report available to our shareholders electronically via the Internet. On or about April 27, 2023, we mailed a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) to our Record Date Shareholders containing instructions on how to access this proxy statement and our Annual Report and on how to vote. If you receive an Internet Notice by mail, you will not receive a printed copy of our proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review this proxy statement and our Annual Report and how you can submit your proxy over the Internet. If you receive an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials in the Internet Notice.
Printed Copies of Our Proxy Materials. If you receive printed copies of our proxy materials, then instructions regarding how you can vote are on the Company’s proxy card included in the materials.
Householding. SEC rules permit us to deliver a single Internet Notice or set of our proxy materials to one address shared by two or more of our shareholders. This delivery method is referred to as “householding” and can result in significant cost savings. Bermuda law does not permit householding for delivery to our registered holders, however, we expect brokers, banks and other nominees to deliver only one Internet Notice or one set of our proxy materials to multiple shareholders who hold Common Shares in “street name” and who share an address, unless they receive instructions to the contrary from such shareholders prior to the mailing date. If you would prefer to receive separate copies of the Internet Notice or our proxy materials, please contact your broker, bank or nominee. We will also deliver promptly, upon written or oral request, a separate copy of the Internet Notice or our proxy materials, to any shareholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Internet Notice or our proxy materials, contact your broker, bank or nominee or Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

Questions and Answers about the Annual Meeting of Shareholders

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

You are entitled to vote at the Annual Meeting only if you were a record holder of our Common Shares or your shares were held in “street name” as of the close of business on April 10, 2023. Each outstanding Class A Share is entitled to one vote and each outstanding Class B Share is entitled to ten votes on all matters brought before the Annual Meeting. At the close of business on the Record Date, there were 34,951,868 Class A Shares and 1,813,457 Class B Shares outstanding and entitled to vote at the Annual Meeting. We also have two classes of non-voting common shares, Class A1 common shares and Class B1 common shares, which do not have the right to vote on any matters at the Annual Meeting.
WHAT IS THE DIFFERENCE BETWEEN A “RECORD HOLDER,” A “BENEFICIAL OWNER,” AND HOLDING SHARES IN “STREET NAME”?

A record holder holds shares in his, her or its name. A beneficial owner’s shares are held by another person on his, her or its behalf. Shares held in “street name” are shares held in the name of a bank, broker or other nominee as the beneficial owner on behalf of another person or entity.
AM I ENTITLED TO VOTE IF I AM A “BENEFICIAL OWNER” OF SHARES HELD IN “STREET NAME”?

Yes. If you are a “beneficial owner” of Common Shares held in “street name” by a bank, a broker or other nominee, our proxy materials are being provided to you by such nominee, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares, and such nominee is required to vote your shares in accordance with your instructions. If your shares are held in “street name,” you may not vote your shares in person at the Annual Meeting, unless you obtain a legal proxy from your bank, brokerage firm or other nominee.
WHO CAN ATTEND THE ANNUAL MEETING OF SHAREHOLDERS?

You may attend the Annual Meeting only if you are a shareholder of the Company who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. In order to be admitted into the Annual Meeting, you must present government-issued photo identification (such as a passport). If your bank, broker or other nominee holds your shares in “street name”, you will also be required to present proof of beneficial ownership of our Common Shares on the Record Date, such as the Internet Notice you received from your bank, broker or other nominee, or a statement or letter from your bank, broker or other nominee showing that you owned our Common Shares at the close of business on the Record Date.
HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting of two or more persons, in person or by proxy, representing the holders of a majority in voting power of the Common Shares issued and outstanding and entitled to vote on the Record Date will constitute a quorum.
WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?

If within a half hour from the time appointed for a meeting, a quorum is not present then the meeting will be adjourned to the same day one week later, at the same time and place or to another day, time or place as the Secretary of the Company determines. Unless the meeting is adjourned to a specific date, time and place announced at the meeting being adjourned, notice of the resumption of the meeting shall be given to each shareholder entitled to attend and vote at the Annual Meeting.

Questions and Answers about the Annual Meeting of Shareholders

WHAT DOES IT MEAN IF I RECEIVE MULTIPLE INTERNET NOTICES OR SETS OF PROXY MATERIALS?

It means that your Common Shares are registered in your name in more than one account at the transfer agent or share registrar and/or are held in “street name” with banks, brokers or other nominees.
Shares Registered in Your Name. If your shares are registered in your name, for each Internet Notice or set of our proxy materials you received, please submit your proxy by phone, via the Internet, or, if you received printed copies of our proxy materials, by signing, dating and mailing the proxy card in the return envelope provided therewith to ensure that all of your shares are voted.
Shares held in “Street Name.” If your shares are held through a bank, broker or other nominee, you will receive instructions on how to vote your shares from your bank, broker or other nominee. You must follow their instructions in order for your shares to be voted. Telephone and Internet voting also may be offered to shareholders owning shares through these nominees. If your shares are not registered in your own name and you would like to vote your shares in person at the Annual Meeting, you should contact your bank, broker or other nominee to obtain a legal proxy and bring it to the Annual Meeting.
HOW DO I VOTE?

Shares Registered in Your Name. If you are a registered shareholder, we recommend that you vote by proxy in advance of the Annual Meeting even if you plan to attend the Annual Meeting and vote in person. You may vote by proxy in advance of the Annual Meeting by:
•
Telephone:—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the Internet Notice or proxy card.

•
Internet:—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card.

•
Mail:—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Telephone and Internet voting facilities for holders of record of our Common Shares will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 5, 2023.
Shares held in “Street Name.” If your shares are held in “street name” through a bank, broker or other nominee, you will receive instructions on how to vote your shares from such nominee. You must follow their instructions in order for your shares to be voted. Telephone and Internet voting also may be offered to shareholders owning shares through these nominees. If your shares are not registered in your own name and you would like to vote your shares in person at the Annual Meeting, you should contact your bank, broker or other nominee to obtain a legal proxy and bring it to the Annual Meeting.
WHO WILL COUNT THE VOTES?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify votes.
CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

Shares Registered in Your Name. Yes, if you are a registered shareholder, you may revoke your proxy and change your vote by submitting a duly executed proxy bearing a later date, granting a subsequent proxy through the Internet or telephone, giving written notice of revocation to the Secretary of Kiniksa prior to the Annual Meeting or voting in person at the Annual Meeting.
Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the Annual Meeting.
Shares held in “Street Name.” Yes, if your shares are held in “street name,” you may change or revoke your voting instructions by following the specific directions provided to you by your bank, broker or other nominee, or you may vote in person at the Annual Meeting by obtaining a legal proxy from your bank, broker or other nominee and submitting the legal proxy along with your ballot.

Questions and Answers about the Annual Meeting of Shareholders

WHAT IF I DID NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

Shares Registered in Your Name. If you are a registered shareholder and you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of our Board of Directors. Board recommendations are indicated under the heading “Recommendations of the Board” in this proxy statement as well as with the description of each proposal in this proxy statement.
Shares held in “Street Name.” If your shares are held in “street name” and you do not provide voting instructions to your bank, broker or other nominee, such nominee (a) is entitled to vote your shares held for you as a beneficial owner on routine matters, such as approval of the appointment of PwC as our auditor until the close of our next Annual Meeting of Shareholders, the delegation to our Board, through our Audit Committee, of the authority to set the auditor’s remuneration for such period, and the ratification of the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2023, in which case the bank, broker or other nominee would vote your shares in its discretion and (b) is not entitled to vote your shares on non-routine matters, such as the election of directors and the advisory votes on the compensation of our named executive officers, in which case a broker non-vote would occur.
HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON AND HOW WILL VOTES WITHHELD AND ABSTENTIONS BE TREATED?

Proposal	Votes required	Effect of votes withheld / abstentions and broker non-votes
Proposal 1—Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2—Appointment of Auditor, delegation of authority to set Auditor remuneration, and ratification of appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.
Proposal 3—Approval, on an advisory (non-binding) basis, of the compensation of our named executive officers	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions and broker-non votes will have no effect.
HOW WILL VOTES WITHHELD AND ABSTENTIONS BE TREATED?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the other proposals, represent a shareholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors and abstentions have no effect on the other proposals.
WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?

A broker non-vote occurs when shares held in “street name” for a beneficial owner are not voted with respect to a particular proposal because the bank, broker or other nominee has not received voting instructions from you as the beneficial owner and lacks discretionary voting power to vote those shares.
Under such circumstances, the bank, broker or other nominee (a) is entitled to vote your shares held for you as a beneficial owner on routine matters, such as approval of the appointment of PwC as our auditor until the close of our next Annual Meeting of Shareholders, the delegation to our Board, through our Audit Committee, of the authority to set the auditor’s remuneration for such period, and the ratification of the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2023, in which case the bank, broker or other nominee would vote your shares in its discretion and (b) is not entitled to vote your shares on non-routine matters, such as the election of directors as well as the advisory vote on the compensation of our named executive officers.

Questions and Answers about the Annual Meeting of Shareholders

Broker non-votes count for purposes of determining whether a quorum is present, but will have no effect on the vote for the election of directors and approval of the compensation of our named executive officers. Because a bank, broker or other nominee has discretionary authority to vote on routine matters, we do not expect any broker non-votes in connection with any such proposal.
WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING OF SHAREHOLDERS?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

PROPOSALS TO BE VOTED ON
Proposal 1—Election of Directors

At the Annual Meeting, three Class II Directors are to be elected to hold office until the Annual Meeting of Shareholders to be held in 2026 (the “2026 Annual Meeting”) and until their respective successors are elected and qualified or until their earlier death, resignation or removal.
We currently have nine directors on our Board of Directors, including three Class I Directors consisting of Sanj K. Patel, Thomas R. Malley, and Richard S. Levy; three Class II Directors consisting of Stephen R. Biggar, G. Bradley Cole, and Barry D. Quart; and three Class III Directors consisting of Felix J. Baker, Tracey L. McCain, and Kimberly J. Popovits.
Our Board has nominated three director candidates for election as Class II Directors at the Annual Meeting:
•
Stephen R. Biggar;

•
G. Bradley Cole; and

•
Barry D. Quart.

Proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal.
There are no family relationships among any of our executive officers or directors.
All of the persons whose names and biographies appear below are currently serving as our directors. In the event any of the nominees should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by our Board of Directors, or the Board may elect to reduce its size. The Board has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.
VOTE REQUIRED

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class II Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the election of the Class II Director nominees listed immediately below.
NOMINEES FOR CLASS II DIRECTORS (TERMS EXPIRE AT THE 2026 ANNUAL MEETING)

The nominees for election to the Board of Directors as Class II Directors, who are also current members of our Board, are as follows:
Name	Age	Served as a Director Since	Position(s) with Kiniksa
Stephen R. Biggar, M.D., PH.D.	52	2015	Director
G. Bradley Cole	67	2020	Director
Barry D. Quart, Pharm. D.	66	2015	Director

Proposal 1—Election of Directors

The principal occupations and business experience, for at least the past five years of each Class II Director are as follows:
Stephen R. Biggar, M.D., PH.D.	Age 52
Stephen R. Biggar, M.D., Ph.D., has served as a member of our Board of Directors since October 2015. Dr. Biggar is a Partner at Baker Bros. Advisors LP, a registered investment advisor focused on long-term investments in life-sciences companies (“Baker Bros. Advisors”). Dr. Biggar joined Baker Bros. Advisors in 2000. Dr. Biggar has served on the board of directors of Acadia Pharmaceuticals Inc. since 2013, where he has served as chairman since 2016 and also serves on its compensation and nominating and corporate governance committees. Dr. Biggar has also served on the board of directors of TScan Therapeutics, Inc. since 2021, where he also serves on its compensation and nominating and corporate governance committees. Dr. Biggar received an M.D. and a Ph.D. in Immunology from Stanford University and received a B.S. in Genetics from the University of Rochester. We believe Dr. Biggar is qualified to serve on our Board of Directors due to his experience in the biotechnology industry, his medical and scientific training and experience working with and serving on the boards of directors of numerous biotechnology and pharmaceutical companies.
G. Bradley Cole	Age 67
G. Bradley Cole has served as a member of our Board of Directors since July 2020. He has served as the Chief Financial Officer of Genomic Life, Inc. since February 2022. Previously, he served as Executive Advisor of Exact Sciences Corporation (“Exact Sciences”), from April 2020 to September 2020, and from November 2019 until April 2020 he served as its GM, Precision Oncology. Prior to that, Mr. Cole served as Chief Financial Officer of Genomic Health, Inc. (“Genomic Health”), a molecular diagnostics company, from July 2014 to November 2019 and from July 2004 to January 2011, and as Chief Operating Officer of Genomic Health from January 2009 until March 2018, when it was acquired by Exact Sciences. Mr. Cole served as Secretary of Genomic Health from February 2005 until July 2012. From December 1997 to May 2004, he served in various roles at Guidant Corporation, a medical device company, including as Vice President, Finance and Business Development for the Endovascular Solutions Group. From January 2001 until May 2004 he served as Vice President, Finance and Chief Financial Officer of Endovascular Technologies, Inc., a medical device company that was acquired by Guidant Corporation. Previously, Mr. Cole served as Vice President, Finance and Chief Financial Officer of Applied Biosystems Incorporated, a life sciences systems company. Mr. Cole currently serves on the board of directors of Castle Biosciences, a skin cancer diagnostics company. He also serves on the Genomic Life, Inc. board of directors and as Vice Chairman of the Board of Trustees of Biola University. Mr. Cole holds a B.S. in Business from Biola University and an M.B.A. from San Jose State University. We believe Mr. Cole is qualified to serve on our Board of Directors due to his extensive management and operational experience in the life sciences industry and his experience working with and serving on the boards of directors of life science companies.
Barry D. Quart, Pharm. D.	Age 66
Barry D. Quart, Pharm.D., has served as a member of our Board of Directors since October 2015. From 2013 to April 2023, Dr. Quart served as the Chief Executive Officer and a member of the board of directors of Heron Therapeutics, Inc., a biotechnology company. In 2006, Dr. Quart co-founded Ardea Biosciences, Inc., a biotechnology company, and served as its President and Chief Executive Officer, and on its board of directors, from its inception through May 2013. Dr. Quart previously served on the board of directors of Synageva BioPharma Corp., a biotechnology company focused on rare diseases (“Synageva”). Dr. Quart holds a Pharm.D. degree from the University of California, San Francisco. We believe Dr. Quart is qualified to serve on our Board of Directors due to his extensive management experience in the biotechnology industry and his experience developing pharmaceutical products.

Proposal 1—Election of Directors

CURRENT CLASS I DIRECTORS (TERMS EXPIRE AT THE 2025 ANNUAL MEETING OF SHAREHOLDERS)

Current members of the Board of Directors who are Class I Directors are as follows:
Name	Age	Served as a Director Since	Position with Kiniksa
Sanj K. Patel	53	2015	Chief Executive Officer and Chairman of the Board
Thomas R. Malley	54	2016	Director
Richard S. Levy, M.D.	65	2019	Director
The principal occupations and business experience, for at least the past five years of each Class I Director are as follows:
Sanj K. Patel	Age 53
Sanj K. Patel has served as our Chief Executive Officer and Chairman of our Board of Directors since our formation in July 2015. In June 2008, Mr. Patel formed Synageva, where he served as President and Chief Executive Officer and was a member of its board of directors until Synageva’s sale to Alexion Pharmaceuticals, Inc. (“Alexion”) in June 2015. Prior to Synageva, Mr. Patel held various roles at Genzyme Corporation (“Genzyme”), from 1999 to 2008, including as head of U.S. Sales, Marketing and Commercial Operations for the Genzyme Therapeutics franchise. Mr. Patel previously served as a member of the boards of directors of Syros Pharmaceuticals, Inc., BioCryst Pharmaceuticals, Inc., and Intercept Pharmaceuticals, Inc. He is also the founder and director of the Sanj & Kristin Patel Family Foundation, a philanthropic organization that supports charities for patients with rare and devastating diseases. Mr. Patel holds a B.Sc. with Honors from the University of the South Bank, London and completed his management and business studies at Ealing College, London and his Pharmacology research program at the Wellcome Foundation. We believe that Mr. Patel is qualified to serve on our Board of Directors due to his extensive business, sales and product development experience in the biotechnology industry.
Thomas R. Malley	Age 54
Thomas R. Malley has served as a member of our Board of Directors since December 2016. Since May 2007, Mr. Malley has served as the President of Mossrock Capital, LLC, a private investment firm. From 1991 to 2007, Mr. Malley held several positions at Janus Capital Group, including serving as the Portfolio Manager leading the Janus Global Life Sciences Fund. Mr. Malley serves on the boards of directors of BeiGene, Ltd. and Kura Oncology, Inc., and previously served on the boards of directors of OvaScience, Inc., Cougar Biotechnology, Inc., Puma Biotechnology, Inc. and Synageva. Mr. Malley holds a B.S. degree in Biology from Stanford University. Mr. Malley is also a Chartered Financial Analyst. We believe Mr. Malley is qualified to serve on our Board of Directors due to his substantial capital markets expertise and experience working with and serving on the boards of directors of numerous biotechnology and pharmaceutical companies.
Richard S. Levy, M.D.	Age 65
Richard S. Levy, M.D. has served on our Board of Directors since March 2019. Dr. Levy served as a Senior Advisor at Baker Bros. Advisors from December 2016 to May 2019. Prior to that, Dr. Levy served as Executive Vice President and Chief Drug Development Officer at lncyte Corporation, a biopharmaceutical company, from January 2009 until June 2016, and as Senior Vice President of Drug Development from August 2003 to January 2009. Dr. Levy currently serves on the boards of directors of Madrigal Pharmaceuticals, Inc., Protara Therapeutics, Inc. (f/k/a ArTara Therapeutics, Inc.) and Kodiak Sciences, and previously served on the board of directors of Constellation Pharmaceuticals, Inc. and Aquinox Pharmaceuticals, Inc. Dr. Levy is Board Certified in Internal Medicine and Gastroenterology and holds an A.B. in Biology from Brown University and an M.D. from the University of Pennsylvania School of Medicine, and completed his training in Internal Medicine at the Hospital of the University of Pennsylvania and a fellowship in Gastroenterology and Hepatology at UCLA. We believe Dr. Levy is qualified to serve on our Board of Directors due to his experience in the biotechnology industry, his medical and scientific training and experience working with and serving on the boards of directors of numerous biotechnology and pharmaceutical companies.

Proposal 1—Election of Directors

CURRENT CLASS III DIRECTORS (TERMS EXPIRE AT THE 2024 ANNUAL MEETING OF SHAREHOLDERS)

Current members of our Board of Directors who are Class III Directors are as follows:
Name	Age	Served as a Director Since	Position with Kiniksa
Felix J. Baker, Ph.D.	54	2015	Lead Independent Director
Tracey L. McCain	55	2018	Director
Kimberly J. Popovits	64	2018	Director
The principal occupations and business experience, for at least the past five years of each Class III Director are as follows:
FELIX J. BAKER, PH.D.	Age 54
Felix J. Baker, Ph.D., has served as our Lead Independent Director (as defined below) and on our Board of Directors since October 2015. Dr. Baker is a Managing Member of Baker Bros. Advisors, which Dr. Baker founded, together with his brother Julian Baker, in 2000. Dr. Baker holds a B.S. and a Ph.D. in Immunology from Stanford University, where he also completed two years of medical school. He serves on the boards of Kodiak Sciences, Inc., IGM Biosciences, Inc. and Talis Biomedical Corporation (“Talis”). We believe Dr. Baker is qualified to serve on our Board of Directors due to his extensive experience in the biotechnology industry and experience working with and serving on the boards of directors of numerous biotechnology and pharmaceutical companies.
TRACEY L. MCCAIN	Age 55
Tracey L. McCain has served as a member of our Board of Directors since February 2018. Since September 2016, Ms. McCain has served as Executive Vice President and Chief Legal and Compliance Officer of Blueprint Medicine Corporation, a biotechnology company (“Blueprint”). Prior to Blueprint, from January 2016 to September 2016, Ms. McCain was Senior Vice President and Head of Legal for Sanofi Genzyme, a global business unit of Sanofi S.A. (“Sanofi”). From May 1997 to September 2016, Ms. McCain held various roles at Genzyme Corporation (“Genzyme”), including as General Counsel following Genzyme’s acquisition by Sanofi in 2011. Ms. McCain currently serves on the board of directors of ImmunoGen, Inc., a biotechnology company focusing on oncology treatments, and on the board of the Dana Farber Cancer Institute, a non-profit. Ms. McCain holds a J.D. from Columbia University School of Law and a B.A. from the University of Pennsylvania. We believe Ms. McCain is qualified to serve on our Board of Directors due to her experience working with numerous biotechnology and pharmaceutical companies and her significant legal expertise.
KIMBERLY J. POPOVITS	Age 64
Kimberly J. Popovits has served as a member of our Board of Directors since February 2018. Ms. Popovits served as Genomic Health’s Chairman of the Board from 2012 through 2019, and Chief Executive Officer and President from 2009 through 2019. She was President and Chief Operating Officer upon joining the company in 2002. Prior to leading Genomic Health, Ms. Popovits served as Senior Vice President, Marketing and Sales at Genentech, Inc. (“Genentech”). During her 15 years at Genentech, Ms. Popovits led the successful commercialization of 14 new therapies, including Herceptin. Ms. Popovits currently serves on the board of directors of 10x Genomics, Inc. and previously served on the boards of directors of MyoKardia, Inc. and ZS Pharma, Inc. She also serves on the boards of directors of the Coalition for 21st Century Medicine, the Personalized Medicine Coalition, Talis, Wamberg Genomic Advisors, and Genomic Life, Inc. She also serves as an Executive Advisor to Blackstone Life Sciences and is an Advisor to the Healthcare Businesswomen’s Association. Ms. Popovits holds a B.A. in Business from Michigan State University. We believe Ms. Popovits is qualified to serve on our Board of Directors due to her experience working with and serving on the boards of directors of numerous biotechnology and pharmaceutical companies.

PROPOSALS TO BE VOTED ON
Proposal 2—Appointment of Auditor, Delegation to our Board of Directors, through our Audit Committee, of the Authority to Set the Auditor’s Remuneration, and Ratification of the Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has selected PricewaterhouseCoopers LLP as our auditor and appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm. Under Bermuda law, our shareholders have the right to appoint our auditor and set our auditor’s remuneration. In addition, our Board of Directors determined that the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 be submitted to our shareholders for ratification. Although ratification of our appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not required, we value the opinions of our shareholders and believe that shareholder ratification of this appointment is a good corporate governance practice.
Accordingly, our Board is submitting the following for approval at the Annual Meeting:
•
the appointment of PricewaterhouseCoopers LLP as our auditor for statutory purposes under the Bermuda Companies Act of 1981, as amended, until the close of our next Annual Meeting of Shareholders;

•
the delegation to our Board of Directors, through our Audit Committee, of the authority to set the auditor’s remuneration for such period; and

•
the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

PricewaterhouseCoopers LLP also served as our auditor and independent registered public accounting firm for the fiscal year ended December 31, 2022. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of PricewaterhouseCoopers LLP is expected to be available at the Annual Meeting and, accordingly, will have an opportunity to make a statement or be available to respond to appropriate questions from shareholders.
If the shareholders do not approve the appointment of PricewaterhouseCoopers LLP as our auditor and the delegation to our Board of Directors, through our Audit Committee, of the authority to set the auditor’s remuneration, our Audit Committee will consider the appointment of another auditor and that auditor’s remuneration, which will require the approval of our shareholders.
VOTE REQUIRED

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. We do not expect any broker non-votes in connection with this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the appointment of PricewaterhouseCoopers LLP as our Auditor until the close of our next Annual Meeting of Shareholders, the delegation to our Board of Directors, through our Audit Committee, of the authority to set the Auditor’s remuneration for such period, and the ratification of the appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2023.

PROPOSALS TO BE VOTED ON
Proposal 3—Advisory Vote on Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd Frank Act”) enables shareholders to cast a non-binding advisory vote on the compensation of our named executive officers as described in this proxy statement pursuant to the applicable compensation disclosure rules of the SEC, including the compensation tables and narrative discussion. This advisory vote is commonly referred to as a “Say-on-Pay vote” and is required by Section 14A of the Exchange Act (as defined below).
As described in the section of this proxy statement entitled “Executive Compensation,” we have developed a compensation program that is designed to attract and retain executive officers responsible for our success and motivate senior management to enhance long-term shareholder value. The executive compensation program is designed to reward short-term and long-term performance and to align the financial interests of our executive officers with the interests of our shareholders. The primary elements of our executive compensation program are base salary, annual performance bonuses and long-term equity-based compensation awards. Our executive officers also generally participate in employee benefit plans and programs that we offer to our other full-time employees on the same basis. We believe our executive compensation program strikes an appropriate balance between the implementation of responsible, measured compensation practices and the effective provision of incentives for our executive officers to exert their best efforts for our success.
Our Board of Directors is asking our shareholders to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative discussion in this proxy statement. The vote is not intended to address any specific item of our executive compensation, but rather the overall compensation of our named executive officers as described in this proxy statement. For the reasons discussed above, our Board of Directors unanimously recommends that our shareholders vote in favor of the following resolution:
“RESOLVED, that the Company’s shareholders hereby approve, on a non-binding advisory basis, the compensation of the named executive officers as disclosed in the Company’s proxy statement for the 2023 Annual Meeting pursuant to the applicable compensation disclosure rules of the SEC, including the compensation tables and narrative discussion.”
As the Say-on-Pay vote is advisory, it will not be binding on our Board of Directors or the Compensation Committee. However, our Board of Directors and the Compensation Committee value the opinions of our shareholders and the Compensation Committee will consider the outcome of this vote when evaluating our executive compensation policies and practices and making future compensation decisions.
Section 14A of the Exchange Act also requires that our shareholders have the opportunity, at least once every six years, to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two or three years. At our 2021 Annual Meeting of Shareholders, our shareholders indicated their preference for an advisory vote on the compensation of our named executive officers on an annual basis until the next required vote on the frequency of such advisory votes, or until the Board otherwise determines that a different frequency for such votes is in the best interests of our shareholders.
VOTE REQUIRED

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Proposal 3—Advisory Vote on Executive Compensation

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the compensation of our named executive officers as disclosed in the Company’s proxy statement for the 2023 Annual Meeting pursuant to the applicable compensation disclosure rules of the SEC, including the compensation tables and narrative discussion.

Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2022 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the Securities and Exchange Commission.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company. The Audit Committee also considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to the Company is compatible with maintaining such firm’s independence.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
Thomas R. Malley (Chair)
G. Bradley Cole
Tracey L. McCain
Barry D. Quart
The foregoing Report of the Audit Committee of the Board of Directors does not constitute soliciting material and shall not be deemed filed with the SEC, and is not to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent specifically incorporated by reference therein.

Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees of PricewaterhouseCoopers LLP (“PwC”), our auditor and independent registered public accounting firm, billed to us for each of the last two fiscal years for audit and other services:
Fee Category	2022	2021
Audit Fees	$1,280,000	$971,000
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$5,738	$2,956
Total Fees	$1,285,738	$973,956
AUDIT FEES

Audit fees consisted of fees billed for professional services performed by PwC for the audit of our annual consolidated financial statements, the review of our interim consolidated financial statements, and related services that are normally provided in connection with registration statements.
AUDIT-RELATED FEES

There were no such fees incurred in 2022 or 2021.
TAX FEES

There were no such fees incurred in 2022 or 2021.
ALL OTHER FEES

All other fees for 2022 and 2021 represented the cost of accounting research tools licensed from PwC.
AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

The Audit Committee adopted a policy (the “Pre-Approval Policy”) which sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage PwC to render any audit, audit-related, tax or permissible non-audit service unless the service is either (a) explicitly approved by the Audit Committee (“specific pre-approval”) or (b) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by PwC has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. On an annual basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by PwC without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.

Corporate Governance

GENERAL

Our Board has adopted Corporate Governance Guidelines, an Insider Trading Compliance Policy, a Code of Business Conduct and Ethics and charters for our Nominating and Corporate Governance Committee (the “Governance Committee”), Audit Committee, Compensation Committee, and Science and Research Committee (the “Science Committee”) to assist the Board of Directors in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our Governance, Audit, Compensation and Science Committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the “Corporate Governance” section of the “Investors” page of our website located at www.kiniksa.com, or by writing to our Secretary c/o Kiniksa Pharmaceuticals Corp. at 100 Hayden Avenue, Lexington, MA 02421. The information contained on our website is not incorporated by reference into this proxy statement, and you should not consider any information contained on, or that can be accessed through, our website as part of this proxy statement.
BOARD COMPOSITION

Our Board currently consists of nine members: Sanj K. Patel, Felix J. Baker, Stephen R. Biggar, G. Bradley Cole, Richard S. Levy, Thomas R. Malley, Tracey L. McCain, Kimberly J. Popovits and Barry D. Quart. As set forth in our Bye-laws, the Board of Directors is currently divided into three classes with staggered terms.
Directors serve three-year terms. At each annual meeting of shareholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election.
Our Bye-laws provide that the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least a majority in voting power of our outstanding shares entitled to vote in the election of directors.
BOARD DIVERSITY

We believe that diversity benefits our business by providing different perspectives and promoting an inclusive culture oriented around our core mission and values. Our Board is committed to fostering and promoting a wide diversity of backgrounds, viewpoints and experience throughout our organization.
In compliance with Nasdaq Global Select Market (“Nasdaq”) listing rules, which require all Nasdaq listed companies to disclose consistent, transparent diversity statistics regarding their boards of directors, we have prepared the following diversity matrix in the format prescribed by Nasdaq rules. Such rules also require most Nasdaq listed companies to have, or explain why they do not have, at least two diverse directors, including one who self-identifies as female and one who self-identifies as either an under-represented minority or LGBTQ+. As demonstrated in the below diversity matrix, we are in compliance with Nasdaq’s diversity requirement.

Corporate Governance

Board Diversity Matrix (as of April 27, 2023)
Total Number of Directors	9
	Female	Male	Non-Binary	Did not Disclose Gender Identity
Part I: Gender Identity
Directors	2	7	-	-
Part II: Demographic Diversity
African American or Black (not of Hispanic or Latinx origin)	1	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	1	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White (not of Hispanic or Latinx origin)	1	6	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-
Did not Disclose Demographic Background	-
DIRECTOR INDEPENDENCE

All of our directors, other than Sanj K. Patel, qualify as “independent” in accordance with the listing requirements of Nasdaq. Mr. Patel does not qualify as independent because he is the Chief Executive Officer of our Company. Nasdaq’s independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, the Board of Directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.
DIRECTOR CANDIDATES

Our Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board of Directors and filling vacancies on the Board. To facilitate the search process, the Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for

Corporate Governance

the names of potentially qualified candidates. The Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our shareholders. Once potential candidates are identified, the Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Governance Committee for candidates for election as a director. In connection with his initial election to our Board of Directors, G. Bradley Cole was recommended by a non-management director.
In evaluating the suitability of individual candidates (both new candidates and current members of the Board of Directors), the Governance Committee, in recommending candidates for election, and our Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management; strong finance experience; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board of Directors evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of our Board of Directors.
Shareholders may recommend individuals to the Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Governance Committee, Attention: Secretary, c/o Kiniksa Pharmaceuticals Corp., 100 Hayden Avenue, Lexington, MA 02421. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Governance Committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
COMMUNICATIONS FROM SHAREHOLDERS

The Board of Directors will give appropriate attention to written communications that are submitted by shareholders, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from shareholders and for providing copies or summaries to the directors as she considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary, Lead Independent Director and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Shareholders who wish to send communications on any topic to the Board of Directors should address such communications to the Board of Directors in writing: Attention: Secretary, c/o Kiniksa Pharmaceuticals Corp., 100 Hayden Avenue, Lexington, MA 02421.
BOARD LEADERSHIP STRUCTURE

Our Bye-laws and Corporate Governance Guidelines provide the Board of Directors with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. Currently, Sanj K. Patel, our Chief Executive Officer, serves as Chairman of the Board. The

Corporate Governance

Board of Directors has determined that combining the roles of Chairman of the Board and Chief Executive Officer is best for our Company and shareholders at this time because it promotes unified leadership by Mr. Patel and allows for a single, clear focus for management to execute the Company’s strategy and business plans.
If the Chairman of the Board is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide for the appointment by the independent directors of a lead director (the “Lead Independent Director”). Since our Chairman of the Board is a member of management, the independent directors elected Felix J. Baker as the Lead Independent Director. The Lead Independent Director’s responsibilities include, but are not limited to, presiding over all meetings of the Board of Directors at which the Chairman of the Board is not present, including any executive sessions of the independent directors, approving the Board of Directors’ meeting schedules and agendas, acting as liaison between the independent directors of the Board and our Chairman and being a strong representative of the viewpoints of our non-employee directors. The Lead Independent Director also currently serves as an important liaison with a number of external stakeholders, including, for example, our largest shareholder, Baker Brothers Advisors.
Our Board of Directors is comprised of individuals with extensive experience with the biotechnology and pharmaceutical industries and, with the exception of Mr. Patel, is comprised of directors who meet the independence standards of Nasdaq. For these reasons and because of the strong leadership of Mr. Patel as Chairman of the Board and Chief Executive Officer and the counterbalancing role of Dr. Baker as our Lead Independent Director, our Board of Directors has concluded that our current leadership structure is appropriate at this time. However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
BOARD ROLE IN RISK OVERSIGHT

Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Such day-to-day operational risk management is in turn overseen by members of our executive team, including our General Counsel, Chief Compliance Officer, Chief Operating Officer, Chief Accounting Officer and Chief Financial Officer.
Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us, including the risks discussed under the caption “Risk Factors” contained in our filings with the SEC. Throughout the year, members of our senior management team, including our General Counsel, Chief Operating Officer, Chief Compliance Officer, Chief Accounting Officer and Chief Financial Officer, review these risks with the Board of Directors at regular Board meetings. These management presentations focus on particular business functions, operations or strategies, and present the steps taken by management to identify and mitigate or eliminate present and emerging risks.
Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. Our Board of Directors is responsible for monitoring and assessing strategic risk exposure. Our Audit Committee is responsible for overseeing our major financial, information security and cybersecurity risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. Our Governance Committee monitors the effectiveness of the Corporate Governance Guidelines and monitors risks related to environmental, social and corporate governance (“ESG”) matters. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking and monitors risks related to human capital management. The Science Committee assesses and monitors risks associated with our research and development initiatives, programs and related investments. The Board of Directors does not believe that its role in the oversight of our risks adversely affects the Board’s leadership.

Corporate Governance

BOARD EVALUATION

Our Corporate Governance Guidelines require the Governance Committee to oversee periodic assessments of the Board of Directors and its committees. Our evaluation process involves a multi-faceted approach, incorporating quantitative and qualitative data, intended to identify our Board’s strengths and weaknesses.
CODE OF ETHICS

We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions. We have posted a current copy of the code in the “Corporate Governance” section of the “Investors” page of our website located at www.kiniksa.com. In addition, we intend to post on our website all disclosures that are required by law or the rules of Nasdaq concerning any amendments to, or waivers from, any provision of the code.
The information contained on our website is not incorporated by reference into this proxy statement, and you should not consider any information contained on, or that can be accessed through, our website as part of this proxy statement.
INSIDER TRADING COMPLIANCE POLICY

We have a written Insider Trading Compliance Policy that applies to our directors, officers and employees, and certain of their family members, which provides for, among other things, a prohibition against transacting in our securities while in possession of material nonpublic information, all hedging transactions involving the Company’s securities, margin purchases of the Company’s securities, and pledging the Company’s securities as collateral to secure loans.
We require certain of our officers and employees to conduct transactions in our securities through trading plans, reviewed and approved by our General Counsel or other properly designated officer, in compliance with Rule 10b5-1 of the Exchange Act. We require certain other employees to obtain pre-clearance from our General Counsel, or other properly designated officer, prior to transacting in our securities. We believe such policies improve our officers’ and employees’ compliance with our Insider Trading Compliance Policy, Code of Business Conduct and Ethics and the rules and requirements of federal securities laws.
ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS

There were four meetings of the Board of Directors during 2022. During 2022, each director attended at least 75% of the aggregate of all meetings of the Board of Directors and meetings of the committees on which such director served during the period in which he or she served as a director.
Currently, we do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that directors will attend. Five of our directors attended our 2022 Annual Meeting of Shareholders.

Committees of the Board

Our Board of Directors has established four standing committees — the Audit Committee, the Compensation Committee, the Governance Committee and the Science Committee — each of which operates under a written charter. The charters of our committees are available in the “Corporate Governance” section of the “Investors” page of our website located at www.kiniksa.com. The information contained on our website is not incorporated by reference into this proxy statement, and you should not consider any information contained on, or that can be accessed through, our website as part of this proxy statement.
Our Board of Directors has determined that (a) all of the members of each of the Board’s four standing committees are independent as defined under Nasdaq rules, where applicable, (b) all of the members of the Audit Committee meet the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (c) all members of the Compensation Committee meet the heightened standard for independence specific to members of a compensation committee under Nasdaq rules.
The current members of each of the Board committees and committee Chairs are set forth in the following chart.
Name	Audit	Compensation	Nominating and Corporate Governance	Science and Research
Felix J. Baker, Ph.D.		Chair	X	X
Stephen R. Biggar, M.D., Ph.D.			Chair	X
G. Bradley Cole	X
Richard S. Levy				Chair
Thomas R. Malley	Chair		X
Tracey McCain	X
Kimberly J. Popovits		X
Barry D. Quart, Pharm.D.	X	X
AUDIT COMMITTEE

The responsibilities of the Audit Committee include:
•
appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•
overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

•
reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•
coordinating our Board of Directors’ oversight of our internal control over financial reporting, disclosure controls and procedures, procedures for complaints and Code of Business Conduct and Ethics;

•
discussing our risk assessment and risk management policies, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled;

•
overseeing management of the Company’s financial, cybersecurity and information security risks;

•
meeting independently with our internal auditing staff, if any, independent registered public accounting firm and management;

Committees of the Board

•
reviewing and approving or ratifying any related person transactions; and

•
preparing the audit committee report required by the SEC’s rules (which is included in this proxy statement).

The members of the Audit Committee are Messrs. Cole and Malley, Dr. Quart and Ms. McCain. Mr. Malley serves as the Chairperson of the committee. The members of the Audit Committee meet the requirements for financial literacy under the applicable rules of the SEC and Nasdaq. Our Board of Directors has determined that Messrs. Malley and Cole are each an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K.
The Audit Committee met four times in 2022.
COMPENSATION COMMITTEE

The Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers and directors, among other things. In fulfilling its purpose, the Compensation Committee’s responsibilities include:
•
reviewing and approving, or recommending for approval by the Board of Directors, the compensation of our Chief Executive Officer and our other executive officers;

•
overseeing and administering our cash and equity incentive plans;

•
reviewing and making recommendations to the Board of Directors with respect to director compensation;

•
reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if required;

•
reviewing and discussing with management strategies related to human capital management, including talent acquisition, retention, inclusion and diversity and overseeing risks related thereto; and

•
preparing the annual compensation committee report, if required.

The Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. During 2022, the Compensation Committee engaged Compensia, Inc., a compensation consulting firm (“Compensia”), to, among other things, assess and, as applicable, make recommendations with respect to the amount and types of compensation to provide our executives and directors and related matters. Compensia reported directly to the Compensation Committee. However, certain of our executive officers and other members of senior management consulted with Compensia (in its role as an advisor to the Compensation Committee) with respect to assessments of executive and director compensation and related matters to be provided to the committee. The Compensation Committee reviewed compensation assessments provided by Compensia comparing our compensation to that of a group of peer companies within our industry and met with Compensia to discuss compensation of our executive officers and to receive its input and advice. The Compensation Committee has considered the advisor independence factors required under SEC and Nasdaq rules as they relate to Compensia, which did not raise any conflicts of interest concerns in 2022. For 2022, Compensia did not provide any additional services to us for which the fees exceeded $120,000.
The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time as further described in its charter. The Compensation Committee may delegate to one or more of our executive officers the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans and any such delegation.
The members of our Compensation Committee are Drs. Baker and Quart and Ms. Popovits. Dr. Baker serves as the Chairperson of the committee.
The Compensation Committee met three times in 2022.

Committees of the Board

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Governance Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the governance of the Board and its committees, among other things. In fulfilling its purpose, the Governance Committee’s responsibilities include:
•
identifying individuals qualified to become Board members;

•
recommending to the Board of Directors the persons to be nominated for election as directors and to each Board committee;

•
periodically reviewing the Company’s Corporate Governance Guidelines and the Board’s leadership structure and making recommendations to the Board;

•
overseeing periodic evaluations of the Board of Directors and its committees;

•
overseeing the Company’s strategies and policies with respect to ESG matters, including risks relating thereto; and

•
periodically overseeing the process to develop and evaluate the Company’s succession plans for the Chief Executive Officer and other executive officers, including emergency succession plans, for discussion with the Board.

The members of our Governance Committee are Drs. Baker and Biggar, and Mr. Malley. Dr. Biggar serves as the Chairperson of the committee.
The Governance Committee met one time in 2022.
SCIENCE AND RESEARCH COMMITTEE

The Science Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the Company’s research and development activities, among other things. In fulfilling its purpose, the Science Committee’s responsibilities include:
•
evaluating and advising the Company on its research and development initiatives, including the opportunities and risks associated with such initiatives;

•
overseeing management of the Company’s clinical and pre-clinical activity, including risks related thereto;

•
evaluating and advising the Company on its current and potential internal and external programs and investments in science and technology;

•
identifying and providing strategic advice on significant emerging science and technology issues, innovations and trends; and

•
making recommendations to the Board with respect to the Company’s research and development pipeline, strategy, direction, internal and external programs, and related investments, as well as on the Company’s progress in achieving its strategic research and development goals and objectives.

The members of our Science Committee are Drs. Baker, Biggar, and Levy. Dr. Levy serves as the Chairperson of the committee.
The Science Committee met three times in 2022.

Executive Officers

The following table identifies our current executive officers:
Name	Age	Position
Sanj K. Patel	53	Chief Executive Officer and Chairman of the Board
Michael Megna	52	Group Vice President, Finance and Chief Accounting Officer
Ross Moat	42	Senior Vice President and Chief Commercial Officer
John F. Paolini, M.D., Ph.D.	58	Senior Vice President and Chief Medical Officer
Mark Ragosa	49	Senior Vice President and Chief Financial Officer
Eben Tessari	41	Senior Vice President and Chief Operating Officer
Set forth below is certain additional information concerning the Company’s executive officers, including their respective positions with the Company and prior business experience.
Sanj K. Patel—See Mr. Patel’s biography on page 11 of this proxy statement.
Michael Megna has served as our Chief Accounting Officer since February 2020, at which point he also assumed the role of principal accounting officer. Mr. Megna also serves as our Group Vice President, Finance, effective January 2022, and was our Vice President, Finance from July 2018 to January 2022. Mr. Megna served as our principal financial officer from March 2020 until December 2020. As the company’s Chief Accounting Officer and Group Vice President, Finance, Mr. Megna oversees the company’s accounting and finance functions, with responsibility for finance, treasury, and tax. From July 2012 until July 2018, Mr. Megna served in roles of increasing seniority at LFB USA, Inc./rEVO Biologics, Inc., a biopharmaceutical company, most recently as Senior Vice President, Finance & Accounting. In those roles, Mr. Megna oversaw financial operations, information technology, human resources and project management functions. He played a key role in the financial carve out of rEVO Biologics to create a focused commercial entity to finance a follow-on indication of the company’s previously approved biologic product, Atryn®. Prior to LFB USA, he held senior financial management positions at BioSphere Medical, Inc., a medical device company. Mr. Megna began his career in public accounting, including most recently at PricewaterhouseCoopers LLP where he worked with a variety of public and private audit clients. Mr. Megna has a B.B.A. in Accounting from Siena College and is a Certified Public Accountant.
Ross Moat has served as our Senior Vice President and Chief Commercial Officer since January 2022. In this role, Mr. Moat is responsible for leading the Company’s sales, marketing and commercial operations across its portfolio, including our commercial launch of ARCALYST (rilonacept) in recurrent pericarditis. Prior to that, Mr. Moat served as our Group Vice President and ARCALYST General Manager from February 2021 to January 2022, our Vice President, European Operations and Rilonacept Franchise Commercial Head from July 2020 to February 2021 and as our Vice President, European Operations from June 2019 to July 2020. Prior to joining Kiniksa, Mr. Moat served as VP, EMEA Marketing and Commercial Operations from May 2018 to June 2019 at AveXis, Inc., a Novartis AG company, where he led launch readiness planning and execution. Prior to that, Mr. Moat served as Executive Director, EU Genetic Diagnostic Strategy from July 2017 to February 2018 at Spark Therapeutics, Inc. (“Spark”) where he built a pre-launch field-facing team in sequential launch markets. Prior to joining Spark, Mr. Moat served as Senior Director, Commercial & Marketing Lead, EMEA from August 2015 to June 2017 at Alexion, where he developed the EMEA strategic and operational commercial plans for the metabolic business unit. Prior to that, Mr. Moat held various roles with increasing responsibilities at Synageva and ProStrakan Inc. Mr. Moat received his B.A. in Business Management at Middlesex University in London.
John F. Paolini, M.D., Ph.D., has served as our Senior Vice President and Chief Medical Officer since August 2016. From August 2015 to August 2016, Dr. Paolini was Clinical Research Head of the

ARCALYST® is a registered trademark of Regeneron Pharmaceuticals, Inc.

Executive Officers

Cardiovascular and Metabolic Diseases Research Unit at Pfizer Inc., a pharmaceutical company, or Pfizer, where he was responsible for bringing forward programs from pre-clinical through early clinical development and proof of concept. Prior to Pfizer, from August 2011 to July 2015, Dr. Paolini served as Chief Medical Officer of Cerenis Therapeutics, a biotechnology company focused on cardiovascular and metabolic diseases, where he was responsible for designing and executing clinical trials and regulatory strategy for a portfolio of products. Dr. Paolini holds an M.D. and a Ph.D. from Duke University School of Medicine, a B.A. and a B.S. from Tulane University, and completed his internship, residency and fellowship in Internal Medicine and Cardiology at Brigham and Women’s Hospital, Boston.
Mark Ragosa has served as our Senior Vice President and Chief Financial Officer since March 2021 and prior to that as Vice President and Interim Chief Financial Officer from December 2020 to March 2021, at which point he also assumed the role of principal financial officer. As our Chief Financial Officer, Mr. Ragosa oversees our Finance and Investor Relations organizations. Prior to serving as our Interim Chief Financial Officer, Mr. Ragosa served as our Vice President, Investor Relations and Finance from May 2020 to December 2020 and our Vice President, Investor Relations from May 2018 to May 2020. In these roles Mr. Ragosa oversaw the development and execution of our strategic investor-relations plan aligned with our long-term goals and contributed to our capital raise strategy. Prior to that, Mr. Ragosa served as Director, Investor Relations from February 2018 to May 2018 and Associate Director from September 2016 to February 2018 at Ironwood Pharmaceuticals, Inc. (“Ironwood”), a biotechnology company where he managed relationships with investors and analysts and served as an external spokesperson. Prior to joining Ironwood, Mr. Ragosa served as a Vice President within the equities division at Goldman Sachs Group, Inc. from March 2012 to June 2016 where, among other things, he facilitated capital raises for private and public companies and conducted financial analyses. Prior to that Mr. Ragosa held roles within the equities divisions at Morgan Stanley and Bank of America Securities. Mr. Ragosa received his B.A. in History and Government at Bowdoin College and is a Chartered Financial Analyst.
Eben Tessari has served as our Senior Vice President and Chief Operating Officer since January 2022. Prior to that he served as our Senior Vice President and Chief Business Officer from March 2018 until January 2022 and our Senior Vice President, Business Development from July 2015 until March 2018. In these roles, Mr. Tessari oversaw the Company’s business development efforts, including the expansion of its product candidate portfolio. Before joining the Company, he served as Senior Director, Business Development at Synageva, from December 2014 to July 2015, where he led strategic business initiatives. Prior to that, he was Director, Business and Corporate Development at Civitas Therapeutics, Inc., a biotechnology company, from November 2013 to December 2014, where he managed the company through an acquisition by Acorda Therapeutics, Inc. Mr. Tessari holds a B.Sc. in Behavioral Neuroscience from Northeastern University, a Master’s degree in Biomedical Engineering from Boston University and both a J.D. and an M.B.A. from Suffolk University.
None of our executive officers is related to any other executive officer or to any of our directors.

Executive and Director Compensation

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for our “named executive officers,” identified below, for the year ended December 31, 2022.
The following individuals are our named executive officers for the year ended December 31, 2022:
•
Sanj K. Patel, Chief Executive Officer and Chairman of the Board of Directors;

•
John F. Paolini, M.D., Senior Vice President and Chief Medical Officer; and

•
Eben Tessari, Senior Vice President and Chief Operating Officer.

We are a “smaller reporting company” as that term is used under the rules promulgated under the Securities Act of 1933, as amended, for the year ended December 31, 2022 and as such have used the reduced compensation disclosure requirements applicable to smaller reporting companies.
2022 SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2022 and 2021, as applicable.
Name and principal position	Year	Salary ($)(2)	Share awards ($)(3)	Option awards ($)(3)	Non-equity incentive plan compensation ($)(4)	All other compensation ($)(5)	Total ($)
Sanj K. Patel(1) Chief Executive Officer and Chairman of the Board	2022	834,918	922,039	3,746,557	597,408	12,200	6,113,122
	2021	803,400	1,183,978	3,795,238	793,962	11,600	6,588,178
John F. Paolini, M.D. Senior Vice President and Chief Medical Officer	2022	514,583	230,469	936,346	226,919	12,200	1,920,518
	2021	456,393	321,368	996,606	242,863	11,600	2,028,830
Eben Tessari Senior Vice President and Chief Operating Officer	2022	443,534	251,578	1,022,122	195,782	4,435	1,917,452

(1)
Mr. Patel also serves as a member and the Chairman of our Board, but receives no additional compensation for it.

(2)
Reflects amounts actually paid. Each officer’s salary increase was deemed effective as of January 3, 2022 and therefore the payments made in 2022 were accordingly prorated.

(3)
Amounts reflect the full grant date fair value of options and restricted share units (“RSUs”) computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named executive officer. We provide information regarding the assumptions used to calculate the value of share option and RSU awards in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on March 2, 2023.

(4)
Non-equity incentive plan compensation for 2022 was approved and paid in January 2023. For additional information, refer to the discussion in Narrative Disclosure to Summary Compensation Table” below under the heading “—2022 Annual Cash Incentive Compensation.”

(5)
Amount shown represents 401(k) matching contributions. For additional information, refer to the discussion in the “Narrative Disclosure to Summary Compensation Table” below under the heading “—Other elements of compensation—Retirement Plans.”

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE

The primary elements of compensation for our named executive officers are base salary, annual performance bonuses and long-term equity-based compensation awards. The named executive officers also generally participate in employee benefit plans and programs we offer to our other full-time employees on the same basis.

Executive and Director Compensation

2022 Salaries
We pay our named executive officers a base salary that is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Base salaries for our named executive officers generally have been set at levels deemed necessary to attract and retain the named executive officers. In connection with the Compensation Committee’s annual review of compensation levels for our named executive officers in December 2021, the Compensation Committee determined to increase the annual base salaries for 2022 for Messrs. Patel and Tessari and Dr. Paolini in light of market trends and promotions, as applicable. The annual base salaries for the named executive officers effective January 3, 2022 are set forth in the following table:
Name	January 3, 2022 Annual Base Salary ($)
Sanj K. Patel	835,536
John F. Paolini, M.D.	515,724
Eben Tessari	444,960
In December 2022, the Compensation Committee approved an increase in the annual base salary for Mr. Patel, Dr. Paolini and Mr. Tessari to $864,780, $541,510 and $500,580, respectively, each effective January 1, 2023.
2022 Annual Cash Incentive Compensation
We offer our named executive officers the opportunity to earn annual performance bonuses to compensate them for attaining short-term company goals as approved by our Compensation Committee and/or Board of Directors and for their individual performance. For 2022, the Compensation Committee approved the following target bonus opportunities for our named executive officers, expressed as a percentage of their respective annual base salaries as of the end of the applicable year: 65% for Mr. Patel and 40% for each of Dr. Paolini and Mr. Tessari. In December 2022, the Compensation Committee approved an increase in each of Dr. Paolini’s and Mr. Tessari’s target bonus opportunity to 45%, effective January 1, 2023.
For 2022, performance bonuses were based on attaining corporate goals relating to the overall business and strategy, generally with respect to: (a) the successful commercialization of ARCALYST; (b) the advancement of our multi-program portfolio of product candidates, including development, manufacturing and supply; and (c) ensuring the Company remained compliant, value-driven, effective and well-capitalized. In approving the corporate performance goals, the Compensation Committee believed that such goals would be reasonably achievable with strong performance by the Company.
In January 2023, the Compensation Committee reviewed the Company’s achievement of its 2022 corporate performance goals and approved cash bonuses for the named executive officers in the amounts set forth in the “Non-Equity Incentive Plan Compensation” column of the “2022 Summary Compensation Table” above based upon such review.
Equity Incentive Compensation and Plans
Bi-Annual Equity Incentive Awards
We have generally granted equity awards consisting of a combination of share options and RSUs to our employees, including our named executive officers, on a biannual basis, as the long-term incentive component of our compensation program. Share options allow our employees to purchase our Class A Shares at a price equal to the fair market value per Class A Share on the date of grant. Each granted RSU represents the right to receive one Class A Share upon its vesting.
In April and September 2022, our named executive officers were granted the equity awards set forth in the table below. The share options comprising such awards were granted with exercise prices equal to the fair market value of our Class A Shares on the date of grant.

Executive and Director Compensation

Named executive officer	April 2022 share options granted	April 2022 RSUs granted	September 2022 share options granted	September 2022 RSUs granted
Sanj K. Patel	239,795	39,967	239,795	39,967
John F. Paolini, M.D.	59,930	9,990	59,930	9,990
Eben Tessari	65,420	10,905	65,420	10,905
Refer to our “Outstanding Equity Awards at 2022 Year-End” table for additional information on the equity awards granted in 2022.
In April 2023, as part of the 2023 biannual equity awards to our employees, we granted (a) options to purchase 155,500 Class A Shares and 25,925 RSUs to Mr. Patel; (b) options to purchase 38,974 Class A Shares and 6,496 RSUs to Dr. Paolini; and (c) options to purchase 42,544 Class A Shares and 7,091 RSUs to Mr. Tessari.
Share options granted to our employees, including our named executive officers, generally vest and become exercisable as to 25% of the total shares on the first anniversary of the date of grant and as to 1/36th of the remaining shares in equal monthly installments thereafter, subject to the employee’s continued service to the Company. RSUs granted to our employees, including our named executive officers, generally vest 25% on each of the first, second, third and fourth annual anniversaries of the date of grant, subject to the employee’s continued service to the Company.
2018 Incentive Award Plan
Prior to our initial public offering (“IPO”), we issued share options under our 2015 Equity Incentive Plan (the “2015 Plan”). Effective on the effective date of the registration statement for our IPO, our Board of Directors adopted, and our shareholders approved, the 2018 Incentive Award Plan (the “2018 Plan”), in order to facilitate the grant of cash and equity incentives to directors, employees (including our named executive officers) and consultants and to enable us to obtain and retain services of these individuals, which we believe is essential to our long-term success. Following effectiveness of the 2018 Plan, we ceased making grants under our 2015 Plan. However, the 2015 Plan continues to govern the terms and conditions of the outstanding awards granted under it.
Rilonacept Long-Term Incentive Plan
In December 2019, the Compensation Committee approved the Rilonacept Long-Term Incentive Plan (the “RLTIP”) under the 2018 Plan to incentivize eligible employees of the Company and its subsidiaries to achieve the Company’s performance goal of obtaining U.S. Food and Drug Administration approval of rilonacept in the U.S. for the treatment of recurrent pericarditis (the “RLTIP Milestone”). The RLTIP provided for (a) an initial grant of a performance-based cash award and performance-based RSUs (“PSUs”) covering Class A Shares and (b) the potential for a grant of time-based RSUs covering Class A Shares, in each case, under the 2018 Plan. The target award value for the cash award and each of the PSU and RSU awards was equal to one-third of a participant’s annual target bonus for the year of grant, as determined in accordance with the RLTIP. Depending on the date-range within which the Compensation Committee certified the achievement of the RLTIP Milestone (such certification date, the “Achievement Date”), the RLTIP provided for (a) an earnout percentage that could be achieved as to 100%, 50%, 25% or 0% and (b) an upside earnout percentage that can be achieved as to 50%, 25% or 0%.
No awards would have been earned or vested, and the RSU award would not have been granted, in the event the Achievement Date did not occur by a specified date. Based on the timing of the Achievement Date, the cash award would be earned and vested upon such date with respect to an amount equal to the target award value multiplied by the earnout percentage, subject to adjustment by the Compensation Committee. The number of Class A Shares issuable under the PSU award as a result of the RLTIP Milestone would equal the target number of PSUs multiplied by the earnout percentage, and such PSUs would vest on the first anniversary of the Achievement Date, subject to continued employment on such date. The RSU award would be granted on the Achievement Date with respect to a number of shares valued at (a) the target award value multiplied by (b) the sum of the earnout percentage and the

Executive and Director Compensation

upside earnout percentage as determined in accordance with the RLTIP, and would vest on the second anniversary of the Achievement Date, subject to continued employment through such date.
In March 2021, the Compensation Committee certified the Achievement Date, and as a result, the cash award became earned and payable, the PSU award was earned at 100% of target, and the RSUs were granted at 150% of target. The PSU award and RSUs were subject to service-based vesting. No further awards will be granted pursuant to the RLTIP and the last awards outstanding under the RLTIP vested in March 2023.
Other Elements of Compensation
Retirement Plans
We maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. We provide matching contributions of 100% of the first 3% of each participant’s salary contributed, plus 50% for each of the next 2% contributed. Employee contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. Employees are immediately and fully vested in their own contributions and the employer match. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.
Employee Benefits
All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits, a healthcare flexible spending account, a dependent care flexible spending account, short-term and long-term disability insurance and life insurance to the same extent as our other full-time employees generally, subject to the terms and eligibility requirements of those plans.
No Tax Gross-Ups
We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation paid or provided by us.

Executive and Director Compensation

OUTSTANDING EQUITY AWARDS AT 2022 FISCAL YEAR END

The following table summarizes the number of Class A Shares underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2022.
Name		Option awards(1)				Share awards(1)
	Vesting start date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of shares that have not vested (#)	Market value of shares or units of shares that have not vested ($)(2)
Sanj K. Patel	8/1/2015	325,271	—	1.59	12/15/2025	—	—
	6/29/2017	257,969	—	3.80	6/28/2027	—	—
	3/1/2018	340,367	98,815(3)	10.36	2/29/2028	—	—
	9/20/2018	125,000	—	30.93	9/19/2028	—	—
	3/4/2019	175,313	11,687(4)	17.92	3/3/2029	—	—
	9/17/2019	154,376	35,624(4)	8.83	9/16/2029	—	—
	3/13/2020	123,751	56,249(4)	15.52	3/12/2030	—	—
	9/10/2020	101,252	78,748(4)	15.50	9/9/2030	—	—
	3/16/2021	68,977	88,681(4)	22.89	3/15/2031	—	—
	3/16/2021	—	—	—	—	19,707(5)	295,211
	3/20/2021	—	—	—	—	12,002(6)	179,790
	9/2/2021	49,269	108,389(4)	12.97	9/1/2031	—	—
	9/2/2021	—	—	—	—	19,707(5)	295,211
	4/7/2022	—	239,795(4)	11.10	4/6/2032	—	—
	4/7/2022	—	—	—	—	39,967(5)	598,706
	9/1/2022	—	239,795(4)	11.97	8/31/2032	—	—
	9/1/2022	—	—	—	—	39,967(5)	598,706
John F. Paolini, M.D.	9/14/2016	169,217	—	1.86	9/13/2026	—	—
	6/29/2017	66,542	—	3.80	6/28/2027	—	—
	3/1/2018	99,273	28,821(3)	10.36	2/29/2028	—	—
	9/20/2018	45,000	—	30.93	9/19/2028	—	—
	3/4/2019	47,813	3,187(4)	17.92	3/3/2029	—	—
	9/17/2019	37,376	8,624(4)	8.83	9/16/2029	—	—
	3/13/2020	34,376	15,624(4)	15.52	3/12/2030	—	—
	9/10/2020	28,126	21,874(4)	15.50	9/9/2030	—	—
	3/16/2021	18,113	23,287(4)	22.89	3/15/2031	—	—
	3/16/2021	—	—	—	—	5,175(5)	77,522
	3/20/2021	—	—	—	—	3,671(6)	54,992
	9/2/2021	12,938	28,462(4)	12.97	9/1/2031	—	—
	9/2/2021	—	—	—	—	5,175(5)	77,522
	4/7/2022	—	59,930(4)	11.10	4/6/2032	—	—
	4/7/2022	—	—	—	—	9,990(5)	149,650
	9/1/2022	—	59,930(4)	11.97	8/31/2032	—	—
	9/1/2022	—	—	—	—	9,990(5)	149,650

Executive and Director Compensation

Name		Option awards(1)				Share awards(1)
	Vesting start date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of shares that have not vested (#)	Market value of shares or units of shares that have not vested ($)(2)
Eben Tessari	8/1/2015	56,673	—	1.59	12/15/2025	—	—
	6/29/2017	35,049	—	3.80	6/28/2027	—	—
	3/1/2018	85,092	24,703(3)	10.36	2/29/2028	—	—
	9/20/2018	45,000	—	30.93	9/19/2028	—	—
	3/4/2019	2,624	39,376(4)	17.92	3/3/2029	—	—
	9/17/2019	8,437	36,563(4)	8.83	9/16/2029	—	—
	3/13/2020	41,251	18,749(4)	15.52	3/12/2030	—	—
	9/10/2020	33,751	26,249(4)	15.50	9/9/2030	—	—
	3/16/2021	20,624	26,514(4)	22.89	3/15/2031	—	—
	3/16/2021	—	—	—	—	5,892(5)	88,262
	3/20/2021	—	—	—	—	2,982(6)	44,670
	9/2/2021	14,731	32,407(4)	12.97	9/1/2031	—	—
	9/2/2021	—	—	—	—	5,892(5)	88,262
	4/7/2022	—	65,420(4)	11.10	4/6/2032	—	—
	4/7/2022	—	—	—	—	10,905(5)	163,357
	9/1/2022	—	65,420(4)	11.97	8/31/2032	—	—
	9/1/2022	—	—	—	—	10,905(5)	163,357

(1)
Each equity award is subject to accelerated vesting upon certain events pursuant to the terms of the named executive officers’ employment arrangements, as described below under “Employment Arrangements”. In addition, pursuant to the applicable equity award agreement, in the event of a change in control (as defined in the applicable equity award agreement), each named executive officer will become immediately 100% fully vested in the named executive officer’s equity awards to the extent that such equity awards are not assumed or substituted. If the equity awards are assumed or substituted in connection with a change in control, each named executive officer will become 100% fully vested in such equity awards in the event his or her employment is terminated by the surviving entity without cause within 12 months following a change in control.

(2)
Amounts in this column are calculated based on a per share price of $14.98, the closing price per share of the Class A Shares on December 31, 2022.

(3)
The options vest over a six-year period with 16% of the shares vesting on the first anniversary of the corresponding vesting start date, 48% of the shares vesting in 36 equal monthly installments over the following three years and 36% of the shares vesting in 24 equal monthly installments over the two years thereafter, subject to continued service to the Company.

(4)
The options vest over a four-year period with 25% of the shares vesting on the first anniversary of the corresponding vesting start date, and the remainder vesting monthly for three years thereafter, subject to continued service to the Company.

(5)
Represents RSUs granted pursuant to the 2018 Plan. The RSUs vest over a four-year period, with 25% of such RSUs vesting on each anniversary date from the date of grant.

(6)
Represents RSUs granted pursuant to the RLTIP, which vested in a single installment on March 20, 2023.

EMPLOYMENT AGREEMENTS

Through our wholly-owned U.S. subsidiary, Kiniksa Pharmaceuticals Corp. (“Kiniksa U.S.”), we entered into employment agreements with each of our named executive officers. Certain key terms of these agreements are described below.
Sanj K. Patel
The term of our employment agreement with Mr. Patel lasts until either the Company or Mr. Patel terminates his employment by giving notice to the other party or his employment terminates due to his death. The employment agreement provides for a specified annual base salary, subject to change from

Executive and Director Compensation

time to time by the Company, and provides for the opportunity to earn a discretionary performance-based bonus at a specified target bonus opportunity. Mr. Patel’s 2022 base salary and target bonus are set forth above under “2022 Salaries” and “2022 Annual Cash Incentive Compensation,” respectively. In addition, if Mr. Patel’s employment with us is terminated as a result of his death or disability, by the Company without Cause, or by Mr. Patel for Good Reason, whether or not in connection with a change in control, he will be entitled to receive (a) a lump sum payment equal to (i) 200% of the sum of his annual base salary and the target bonus for the year of termination plus (ii) $25,000 and (b) a prorated portion of his target bonus for the year of termination. Also, if the termination occurs other than during the 12-month period following a change in control, Mr. Patel will be entitled to accelerated vesting of all of his then-unvested time-vesting equity that would have, absent termination, become vested within 18 months following termination, or if the termination occurs during the 12-month period following a change in control, Mr. Patel will be entitled to full accelerated vesting of all of his then-unvested time-vesting equity. Mr. Patel’s right to receive these severance payments and benefits is subject to his execution and non-revocation of a release of claims for the benefit of the Company and his compliance with certain confidentiality obligations and restrictive covenants.
In the event of a change in control, Mr. Patel will become immediately 100% fully vested in each time-vesting equity award granted to him that is not assumed or substituted for in the change in control transaction.
John F. Paolini, M.D.
The term of our employment agreement with Dr. Paolini lasts until either the Company or Dr. Paolini terminates his employment by giving notice to the other party or his employment terminates due to his death. The employment agreement provides for a specified annual base salary, subject to change from time to time by the Company, and provides for the opportunity to earn a discretionary performance-based bonus at a specified target bonus opportunity. Dr. Paolini’s 2022 base salary and target bonus are set forth above under “2022 Salaries” and “2022 Annual Cash Incentive Compensation,” respectively. In addition, if Dr. Paolini’s employment with us were to be terminated as a result of his death or disability or by the Company without Cause, he would be entitled to receive (a) a lump sum payment that is equivalent to 9 months of his annual base salary (or, if the termination had occurred during the 12 months following a change in control, a lump sum payment that is equivalent to 12 months of his annual base salary) plus $16,500, (b) a prorated portion (or, if the termination occurs during the 12 months following a change in control, 100%) of his target bonus for the year of termination and (c) accelerated vesting of all of his then-unvested time-vesting equity that would have, absent termination, become vested within 12 months following termination (or, if the termination occurs during the 12 months following a change in control, full accelerated vesting of all of his then-unvested time-vesting equity). Dr. Paolini’s right to receive these severance payments and benefits is subject to his execution of a release of claims for the benefit of the Company.
Eben Tessari
The term of our employment agreement with Mr. Tessari lasts until either the Company or Mr. Tessari terminates his employment by giving notice to the other party or his employment terminates due to his death. The employment agreement provides for a specified annual base salary, subject to change from time to time by the Company, and provides for the opportunity to earn a discretionary performance-based bonus at a specified target bonus opportunity. Mr. Tessari’s 2022 base salary and target bonus are set forth above under “2022 Salaries” and “2022 Annual Cash Incentive Compensation,” respectively. In addition, if Mr. Tessari’s employment with us were to be terminated as a result of his death or disability or by the Company without Cause, he would be entitled to receive (a) a lump sum payment that is equivalent to 9 months of his annual base salary (or, if the termination had occurred during the 12 months following a change in control, a lump sum payment that is equivalent to 12 months of his annual base salary) plus $16,500, (b) a prorated portion (or, if the termination occurs during the 12 months following a change in control, 100%) of his target bonus for the year of termination and (c) accelerated vesting of all of his then-unvested time-vesting equity that would have, absent termination, become vested within 12 months following termination (or, if the termination occurs during the

Executive and Director Compensation

12 months following a change in control, full accelerated vesting of all of his then-unvested time-vesting equity). Mr. Tessari’s right to receive these severance payments and benefits is subject to his execution of a release of claims for the benefit of the Company.
As used in the above-described executive employment agreements, the following capitalized terms generally have the following meanings:
•
The term Cause generally means (a) gross negligence or willful misconduct in performance of the named executive officer’s duties which results in material damage to us; (b) the commission of any act of fraud, embezzlement or professional dishonesty with respect to our business; (c) the commission of a felony or crime involving moral turpitude; (d) the material breach of any provision of the executive employment agreement or any other written agreement between the named executive officer and us; or (e) the failure to comply with our lawful directives, which results in damage to us.

•
The term Good Reason means the occurrence of any of the following events without the named executive officer’s written consent: (a) a demotion or the assignment of duties materially inconsistent with his title, position, status, reporting relationships, authority, duties or responsibilities with us; (b) a requirement that the named executive officer relocate his primary reporting location to a location more than fifty (50) miles from our offices in Lexington, Massachusetts; (c) our breach of the executive employment agreement with the named executive officer; (d) our failure to comply with the provisions addressing each named executive officer’s compensation and benefits, including the base salary, bonus compensation, and annual vacation, other than insubstantial or inadvertent failures not in bad faith that we remedy promptly after receiving notice thereof; or (e) a material diminution in the budget over which he has responsibility.

Executive and Director Compensation

PAY VERSUS PERFORMANCE TABLE (2021-2022)

The following table sets forth the compensation of our principal executive officer, who is our CEO, and the average compensation of the other non-CEO named executive officers (“NEOs”) as reported in the Summary Compensation Table (“SCT”) for the past two fiscal years, the Compensation Actually Paid (“CAP”) and our total shareholder return (“TSR”) over the provided periods, calculated in accordance with Item 402(v) of Regulation S-K.
Year (a)	SCT Total for CEO ($)(1) (b)	CAP to CEO ($)(2) (c)	Average SCT Total for (non-CEO) NEOs ($)(1)(3) (d)	Average CAP to (non-CEO) NEOs ($)(2)(3) (e)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (TSR) ($)(4) (f)	Net Income (Loss) (in thousands) ($)(5) (g)
2022	6,113,122	8,730,830	1,918,984	2,622,018	$84.78	183,363
2021	6,588,178	579,469	1,700,470	395,753	$66.61	(157,924)

(1)
The dollar amounts reported in column (b) and (d) represent the amount of total compensation reported for our CEO and the average total compensation reported for our remaining NEOs, respectively, for each covered fiscal year in the “Total” column of the SCT for each applicable year. Please refer to “Executive Compensation—2022 Summary Compensation Table.”

(2)
The dollar amounts reported in column (c) and (e) represent the amount of “compensation actually paid” to our CEO and the average “compensation actually paid” to our remaining NEOs, respectively, as computed in accordance with Item 402(v) of Regulation S-K, for each covered fiscal year. The dollar amounts do not reflect the actual amount of compensation earned or received by or paid to the CEO and NEOs during the applicable fiscal year. The SCT Total to CAP reconciliation is outlined in the tables below.

(3)
In 2022, our NEOs (excluding our CEO) were John Paolini and Eben Tessari. In 2021, our NEOs (excluding our CEO) were John Paolini and Arian Pano.

(4)
TSR column (f) is calculated by dividing the sum of the cumulative amount of dividends during the measurement period, assuming dividend reinvestment, and the difference between our share price at the end of the applicable measurement period and the beginning of the measurement period (December 31, 2020) by our share price at the beginning of the measurement period.

(5)
The dollar amounts reported in column (g) represent the amount of net income (loss) reflected in our audited financial statements for each covered fiscal year. Our net income in 2022 was primarily attributable to out-licensing activities and the release of our deferred tax asset valuation allowance. We expect to incur losses for the foreseeable future. For more information, see Notes 12 and 14 to our consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on March 2, 2023.

Executive and Director Compensation

CEO—Summary Compensation Table Total to CAP Reconciliation(1)
		2021	2022
SCT—Total Compensation	(a)	$6,588,178	$6,113,122
Grant Date Fair Value of Share Awards and Option Awards Granted in Fiscal Year	(b)	(4,979,216)	(4,668,596)
Fair Value at Fiscal Year End of Outstanding and Unvested Share Awards and Option Awards Granted in Fiscal Year	(c)	2,818,653	6,294,377
Change in Fair Value of Outstanding and Unvested Share Awards and Option Awards Granted in Prior Fiscal Years	(d)	(3,244,052)	1,223,833
Fair Value at Vesting of Share Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	(e)	—	—
Change in Fair Value as of Vesting Date of Share Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(f)	(604,095)	(231,907)
Fair Value as of Prior Fiscal Year End of Share Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	(g)	—	—
CAP		$579,469	$8,730,830

(1)
Equity Award Valuations—Share option grant date fair values are calculated based on the Black-Scholes option pricing model as of the date of grant. The valuation assumptions used to calculate the fair values of the share options held by our CEO that vested during or were outstanding as of the end of each covered fiscal year differed from those valuation assumptions disclosed at the time of grant primarily based on the differing option value assumptions: 2021 year-end calculations were based on an expected life of 4.70, volatility of 74.53%, and risk-free rate of 1.2%; 2022 year-end calculations were based on an expected life of 4.82, volatility of 75.15%, and risk-free rate of 4.0%. RSUs and PSU award grants were not valued in a materially different way than the grant date fair value.

Average Non—CEO NEO—Summary Compensation Table Total to CAP Reconciliation(1)
		2021	2022
SCT—Total Compensation	(a)	$1,700,470	$1,918,984
Grant Date Fair Value of Share Awards and Option Awards Granted in Fiscal Year	(b)	(1,042,072)	(1,220,258)
Fair Value at Fiscal Year End of Outstanding and Unvested Share Awards and Option Awards Granted in Fiscal Year	(c)	439,000	1,645,196
Change in Fair Value of Outstanding and Unvested Share Awards and Option Awards Granted in Prior Fiscal Years	(d)	(575,861)	344,114
Fair Value at Vesting of Share Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	(e)	—	—
Change in Fair Value as of Vesting Date of Share Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(f)	(125,785)	(66,019)
Fair Value as of Prior Fiscal Year End of Share Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	(g)	—	—
CAP		$395,753	$2,622,018

(1)
Equity Award Valuations—Share option grant date fair values are calculated based on the Black-Scholes option pricing model as of the date of grant. The valuation assumptions used to calculate the fair values of the share options held by our remaining NEOs that vested during or were outstanding as of the end of each covered fiscal year differed from those valuation assumptions disclosed at the time of grant primarily based on the differing option value assumptions: 2021 year-end calculations were based on an expected life range of 4.29 to 4.67, volatility of 74.35% to 74.54%, and risk-free rate of 1.15% to 1.20%; 2022 year-end calculations were based on an expected life range of 4.78 to 4.83, volatility of 75.13% to 75.14%, and risk-free rate of 4.0%. RSUs and PSU award grants were not valued in a materially different way than the grant date fair value.

Executive and Director Compensation

Analysis of the Information Presented in the Pay Versus Performance Table
As described above under “Executive and Director Compensation—Narrative Disclosure to Summary Compensation Table,” our Compensation Committee evaluates executive performance and rewards our executives based on the achievement of established long and short-term strategic goals intended to align our executives’ interests with those of our shareholders and the Company. In accordance with Item 402(v) of Regulation S-K, we are providing the following graphs that describe the relationships between information presented in the tables above.
CAP and Cumulative TSR
The following graph describes the relationship between the CAP of our CEO and the average of our remaining NEOs and our cumulative TSR over the two years presented in the table. As demonstrated by such graph, the amount of CAP to our CEO and NEOs is generally aligned with our TSR for the period presented in the Pay Versus Performance table primarily because a significant portion of the amount reflected by CAP is comprised of equity awards.

CAP vs. Cumulative TSR
CAP (000s)
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$100
$95
$90
$85
$80
$75
$70
$65
$60
$55
$50
Cumulative TSR(1)
(value of $100 investment)
2021
2022
CEO
NEOs
Company TSR

(1)
TSR is calculated by dividing the sum of the cumulative amount of dividends during the measurement period, assuming dividend reinvestment, and the difference between our share price at the end of the applicable measurement period and the beginning of the measurement period (December 31, 2020) by our share price at the beginning of the measurement period.

Executive and Director Compensation

CAP and Net Income
The following graph describes the relationship between the CAP of our CEO and the average of our remaining NEOs and our net income over the two years presented in the table. We have not historically used GAAP or non-GAAP net income as a financial performance measure in our overall executive compensation program.

CAP vs. Net Income
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
CAP (000s)
$250,000
$200,000
$150,000
$100,000
$50,000
$-
$(50,000)
$(100,000)
$(150,000)
$(200,000)
Net Income (000s)(1)
2021
2022
CEO
NEOs
Net Income (Loss)

(1)
Our net income in 2022 was primarily attributable to out-licensing activities and the release of our deferred tax asset valuation allowance. We expect to incur losses for the foreseeable future. For more information, see Notes 12 and 14 to our consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on March 2, 2023.

Overall, our Compensation Committee believes the executive compensation program strikes an appropriate balance between incentivizing our executives based on performance, utilizing market competitive pay practices to attract and retain talent and aligning our executive team’s interests with that of our shareholders and the Company.
DIRECTOR COMPENSATION

Directors who are also our employees do not receive compensation for their service as directors.
We maintain a compensation program for our non-employee directors (the “Director Compensation Program”), which our Board of Directors and the Compensation Committee may review from time to time. Under the Director Compensation Program, as amended , each non-employee director received the following amounts for their services on our Board of Directors during 2022:
Cash Component
Director fees under the program are payable in arrears in four equal quarterly installments not later than the fifteenth day following the final day of each calendar quarter, provided that the amount of each payment are prorated for any portion of a quarter that a director is not serving on our Board of Directors.
Board of Directors
•
an annual director fee of $40,000; and

•
if the director serves on a committee of our Board of Directors or in the other capacities stated below, an additional annual fee as follows:

Executive and Director Compensation

•
Chairman of the Board of Directors or Lead Independent Director, $30,000.

Audit Committee
•
Chairman of the Audit Committee, $19,000; and

•
Members of the Audit Committee other than the chairman, $9,000.

Compensation Committee
•
Chairman of the Compensation Committee, $13,400; and

•
Members of the Compensation Committee other than the chairman, $6,300.

Nominating and Corporate Governance Committee
•
Chairman of the Governance Committee, $9,300; and

•
Members of the Governance Committee other than the chairman, $5,000.

Science and Research Committee
•
Chairman of the Science Committee, $13,400; and

•
Members of the Science Committee other than the chairman, $6,300.

Equity Component
Our non-employee directors are eligible to receive:
•
a mix of (a) an option to purchase Class A Shares and (b) RSUs, having a combined value of $600,000, with options being valued using the Black-Scholes model, but no more than a total of 80,000 Class A Shares, upon the director’s initial election or appointment to our Board of Directors; and

•
if the director has served on our Board of Directors for at least six months as of the date of an annual meeting of shareholders, a mix of (a) an option to purchase Class A Shares and (b) RSUs, having a combined value of $300,000, with options being valued using the Black-Scholes model, but no more than a total of 40,000 of Class A Shares, on the date of the annual meeting.

Share options granted to our non-employee directors under the program have an exercise price equal to the fair market value of our Class A Shares on the date of grant and expire not later than ten years after the date of grant. The share options granted upon a director’s initial election or appointment vest and become exercisable (a) as to one-third of the shares on the first anniversary of the date of grant and (b) as to the remainder in twenty-four substantially equal monthly installments thereafter, subject to the director continuing in service through each such vesting date. The share options granted annually to directors vest and become exercisable in twelve substantially equal monthly installments following the date of grant, subject to the director continuing in service through each such vesting date. In addition, all unvested share options will vest in full upon the occurrence of a change in control.
The terms and conditions of the share options granted to our non-employee directors under the program remain the same as described above. RSUs granted to our non-employee directors under the program vest (a) as to initial awards, as to one-third of the RSUs subject to such award on each anniversary of the date of grant and (b) as to subsequent awards, as to the entirety of the RSUs subject to such award on the anniversary of the date of grant, subject in each case to the director continuing in service through each such vesting date. In addition, all unvested RSUs will vest in full upon the occurrence of a change in control.

Executive and Director Compensation

2022 DIRECTOR COMPENSATION TABLE

The following table sets forth in summary form information concerning the compensation that was earned by or paid to each of our non-employee directors during the fiscal year ended December 31, 2022:
Name	Fees earned or paid in cash ($)	Share awards ($)(1)	Option awards ($)(1)	Total ($)
Felix J. Baker, Ph.D.	94,700	49,400	187,602	331,702
Stephen R. Biggar, M.D., Ph.D.	55,600	49,400	187,602	292,602
G. Bradley Cole	49,000	49,400	187,602	286,002
Richard S. Levy, M.D.	53,400	49,400	187,602	290,402
Thomas R. Malley	64,000	49,400	187,602	301,002
Tracey L. McCain	46,525	49,400	187,602	283,527
Kimberly J. Popovits	46,300	49,400	187,602	283,302
Barry D. Quart, Pharm.D	55,300	49,400	187,602	292,302

(1)
Amounts reflect the full grant date fair value of options and RSUs computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the director. We provide information regarding the assumptions used to calculate the value of share option and RSU awards in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on March 2, 2023.

The following table sets forth the aggregate numbers of share options (exercisable and unexercisable) and RSUs (unvested) held by our non-employee directors as of December 31, 2022. Refer to our “Outstanding Equity Awards at 2022 Fiscal Year-End” table for information regarding equity awards held by Mr. Patel as of December 31, 2022.
Name	Option awards(#)	RSU awards (#)
Felix J. Baker, Ph.D.	119,517	5,000
Stephen R. Biggar, M.D., Ph.D.	119,517	5,000
G. Bradley Cole	101,202	5,000
Richard S. Levy, M.D.	119,962	5,000
Thomas R. Malley	170,293	5,000
Tracey L. McCain	146,505	5,000
Kimberly J. Popovits	146,505	5,000
Barry D. Quart, Pharm.D	148,334	5,000

Executive and Director Compensation

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information on our equity compensation plans as of December 31, 2022.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options Warrants and Rights	Number of Securities Available for Future Issuance Under Equity Compensation Plans(1)
Equity compensation plans approved by security holders(2)	11,887,019(3)	$13.36(4)	4,641,573(5)
Equity compensation plans not approved by security holders	—	—	—
Total	11,887,019	$13.36	4,641,573

(1)
Pursuant to the terms of the 2018 Plan, the number of shares of Class A Shares available for issuance under the 2018 Plan automatically increases on each January 1 beginning in 2019 until and including January 1, 2028, by an amount equal to the lesser of: (a) 4% of the Class A Shares (on an as-converted basis) outstanding on the final day of the immediately preceding calendar year and (b) such smaller number of shares as is determined by our Board of Directors. Pursuant to the terms of the 2018 Employee Share Purchase Plan (the “2018 ESPP”), the number of Class A Shares available for issuance under the 2018 ESPP automatically increases on each January 1 beginning on 2019 until and including January 1, 2028, by an amount equal to the lesser of: (a) 1% of the Class A Shares (on an as-converted basis) outstanding on the final day of the immediately preceding calendar year and (b) such smaller number of shares as is determined by our Board of Directors.

(2)
Consists of the 2015 Plan, the 2018 Plan, and the 2018 ESPP.

(3)
Includes Class A Shares issuable upon exercise of 1,956,543 outstanding options to purchase Class A Shares under the 2015 Plan, 8,188,075 outstanding options to purchase Class A Shares under the 2018 Plan and 1,742,401 outstanding RSUs covering Class A Shares under the 2018 Plan.

(4)
As of December 31, 2022, the weighted-average exercise price of outstanding options under the 2015 Plan was $6.18 and the weighted-average exercise price of outstanding options under the 2018 Plan was $15.07. Such weighted-average exercise prices are calculated without taking into account outstanding RSUs.

(5)
As of December 31, 2022, a total of 4,037,283 Class A Shares were available for future issuance under the 2018 Plan and 604,290 Class A Shares were available for future issuance under the 2018 ESPP. On January 15, 2023, participants in the 2018 ESPP purchased 41,400 Class A Shares pursuant to its terms.

Security Ownership of Certain Beneficial Owners and Management

COMMON SHARES

The following table sets forth information with respect to the beneficial ownership of our Class A Shares, Class A1 common shares, Class B Shares and Class B1 common shares, as of March 31, 2023, by:
•
each person or group of affiliated persons known by us to beneficially own more than 5% of our Class A Shares or Class B Shares;

•
each of our named executive officers and directors; and

•
all of our executive officers and directors as a group.

The number of shares beneficially owned by each shareholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares over which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on 34,886,136 Class A Shares outstanding, 1,813,457 Class B Shares outstanding, 17,075,868 Class A1 common shares outstanding, and 16,057,618 Class B1 common shares outstanding, each as of March 31, 2023. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, common shares subject to options or other rights held by such person that are currently exercisable or will become exercisable within 60 days of March 31, 2023 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless noted otherwise, the address of all listed shareholders is c/o Kiniksa Pharmaceuticals Corp., 100 Hayden Avenue, Lexington, Massachusetts 02421. Each of the shareholders listed has sole voting and investment power with respect to the shares beneficially owned by the shareholder unless noted otherwise, subject to community property laws where applicable.
Our Class B Shares are convertible into Class A Shares or Class B1 common shares at any time at the option of the holder, with prior notice to us, on a one-for-one basis. Accordingly, each holder of Class B Shares is deemed to be the beneficial owner of, in each case, an equal number of Class A Shares and Class B1 common shares, in addition to any other Class A Shares or Class B1 common shares beneficially owned by such holder.
Our Class A1 common shares are convertible into Class A Shares at any time at the option of the holder, with prior notice to us, on a one-for-one basis, unless, immediately prior to or following such conversion, the holder and its affiliates beneficially own, or would beneficially own, more than 4.99% of our issued and outstanding Class A Shares, in which case such notice would need to be provided to us at least 61 days prior to any such conversion. Accordingly, each holder of Class A1 common shares is deemed to be the beneficial owner of the number of Class A Shares that would result in such holder owning up to 4.99% of the issued and outstanding Class A Shares, in addition to any other Class A Shares beneficially owned by such holder.
Our Class B1 common shares are convertible into Class A Shares or Class B Shares at any time at the option of the holder, with prior notice to us, on a one-for-one basis, unless, immediately prior to or following such conversion, the holder and its affiliates beneficially own, or would beneficially own, more than 4.99% of our issued and outstanding Class A Shares, in which case such notice would need to be provided to us at least 61 days prior to any such conversion. Accordingly, each holder of Class B1 common shares is deemed to be the beneficial owner of the number of Class A Shares and Class B Shares, in each case, that would result in such holder owning up to 4.99% of our issued and outstanding Class A Shares, in addition to any other Class A Shares or Class B Shares beneficially owned by such holder.

Security Ownership of Certain Beneficial Owners and Management

	Class A common shares	Class A common shares %	Class A1 common shares	Class A1 common shares %	Class B common shares	Class B common shares %	Class B1 common shares	Class B1 common shares %	% of total voting power
5% Shareholders
Entities affiliated with Blackrock, Inc.(1)	3,427,741	9.83%	—	—	—	—	—	—	6.46%
Vanguard Group(2)	3,226,891	9.25%	—	—	—	—	—	—	6.09%
Entities Affiliated with Dr. Robert Desnick(3)	1,268,063	3.63%	—	—	214,101	11.81%	214,101	1.32%	6.03%
Entities Managed by Baker Bros. Advisors LP(4)	3,033,613	8.64%	12,781,964	74.85%	—	—	16,057,618	100.00%	5.70%
Entities Affiliated with Hillhouse(5)	2,623,924	7.52%	4,293,904	25.15%	—	—	—	—	4.95%
Officers and Directors
Sanj K. Patel(6)	1,820,238	4.99%	—	—	1,526,160	84.16%	1,526,160	8.68%	31.28%
John F. Paolini, M.D.(7)	651,690	1.84%	—	—	—	—	—	—	1.22%
Eben Tessari(8)	584,563	1.65%	—	—	—	—	—	—	1.09%
Felix J. Baker, Ph.D.(4)(9)	3,055,773	8.70%	12,781,964	74.85%	—	—	16,057,618	100.00%	5.74%
Stephen R. Biggar, M.D., Ph.D.(4)	117,018	*	—	—	—	—	—	—	*
G. Bradley Cole(10)	96,595	*	—	—	—	—	—	—	*
Richard S. Levy(11)	117,463	*	—	—	—	—	—	—	*
Thomas R. Malley(12)	239,761	*	—	—	—	—	—	—	*
Tracey L. McCain(13)	144,006	*	—	—	—	—	—	—	*
Kimberly J. Popovits(14)	144,006	*	—	—	—	—	—	—	*
Barry D. Quart, Pharm. D.(15)	145,835	*	—	—	—	—	—	—	*
All current executive officers and directors as a group (14 persons)(16)	7,503,455	18.50%	12,781,964	74.85%	1,526,160	84.16%	16,057,618	100.00%	39.87%
*
Less than one percent.

(1)
Blackrock, Inc. is the beneficial owner of such shares as a result of its controlling person relationship with the entities who hold such shares directly. Blackrock, Inc. has sole voting power over 3,304,892 Class A Shares and sole dispositive power over 3,427,741 Class A Shares. The principal business address of Blackrock, Inc. is 50 Hudson Yards, New York, NY 10001. The foregoing information is based on a Schedule 13G/A filed on March 8, 2023.

(2)
Vanguard Fiduciary Trust Company (“Vanguard Trust”), a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 2,890,708 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Trust has shared voting power over 51,063 Class A shares, sole dispositive power over 3,148,462 Class A Shares and shared dispositive power over 78,429 Class A Shares. The principal business address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355. The foregoing information is based on a Schedule 13G/A filed on February 9, 2023.

(3)
Consists of (a) 504,300 Class A Shares held by the Robert J. Desnick Revocable Trust of 2019 UAD 5/13/19 (the “Trust”), (b) 356,000 Class A Shares held by the Desnick / Herzig 2012 GST Trust UAD 10/23/12 (the “GST Trust”), (c) 84,120 Class A Shares held by the Desnick/Herzig 2012 Gift Trust UAD 10/23/12 (the “Gift Trust”), (d) 3,000 Class A Shares held by the Julie E. Herzig 2016 Revocable Trust UAD 9/1/16 (the “JEH Trust”), (e) 24,000 Class A Shares held by the Jonathan P. Desnick 2021 Trust UAD 5/29/21 (the “JPD Trust”), (f) 78,883 Class A Shares held by the Robert Desnick Roth IRA (the “Desnick Roth IRA”), (g) 214,101 Class B Shares held by the Desnick Roth IRA and (f) 3,659 Class A Shares that Dr. Robert Desnick has the right to acquire within 60 days following March 31, 2023 pursuant to the exercise of share options. Dr. Desnick has sole voting and dispositive control over the shares held by the Desnick Roth IRA. Dr. Edward Schuchman is the trustee of the GST Trust and the Gift Trust. However, Dr. Desnick also may direct the voting and disposition of the shares held by the GST Trust and Gift Trust. Dr. Desnick and his wife Julie Herzig Desnick are each trustees of the JEH Trust and the JPD Trust. The principal address of Dr. Desnick is 150 Bradley Place, Palm Beach, Florida 33480. The foregoing information is based on a DEF 14A filed on April 28, 2021 and information known to us.

(4)
Consists of (a) 2,700,597 Class A Shares held by Baker Brothers Life Sciences, L.P. (“BBLS”), (b) 98,980 Class A Shares held by 667, L.P. (“667” and with BBLS, the “Baker Funds”), (c) 11,638,314 Class A1 common shares held by BBLS, (d) 1,143,650 Class A1 common shares held by 667, (e) 14,658,102 Class B1 common shares held by BBLS, (f) 1,399,516 Class B1 common shares held by 667, (g) 117,018 Class A Shares that Felix J. Baker (a member of the Board of Directors) has the right to acquire within 60 days following March 31, 2023 pursuant to the exercise of share options, and (h) 117,018 Class A Shares that Stephen R. Biggar (a member of the Board of Directors) has the right to acquire within 60 days following March 31, 2023 pursuant to the exercise of share options. Baker Bros. Advisors LP (“the Advisor”) is the investment advisor to the Baker Funds and has the sole voting and investment power with respect to the securities held by the Baker

Security Ownership of Certain Beneficial Owners and Management

Funds and thus may be deemed to beneficially own such securities. Baker Bros. Advisors (GP) LLC (the “Advisor GP”) is the sole general partner of the Advisor and thus may be deemed to beneficially own the securities held by the Baker Funds. The managing members of the Advisor GP are Julian C. Baker and Felix J. Baker, who may be deemed to beneficially own the securities held by the Funds. Julian C. Baker, Felix J. Baker, the Advisor and the Advisor GP disclaim beneficial ownership of all shares held by the Funds, except to the extent of their indirect pecuniary interest therein. The policy of the Baker Funds and the Advisor does not permit managing members of the Advisor GP or full-time employees of the Advisor to receive compensation for serving as directors of the Company, and the Baker Funds are instead entitled to the pecuniary interest in any compensation received for their service. Felix J. Baker and Stephen R. Biggar have no direct voting or dispositive power and no pecuniary interest in the share options. The Advisor, the Advisor GP, Felix J. Baker and Julian C. Baker may be deemed to be the beneficial owners of the securities of the Company held by the Baker Funds, and may be deemed to have the power to vote, or direct the vote of, and the power to dispose, or direct the disposition of, such securities. Felix J. Baker and Stephen R. Biggar disclaim beneficial ownership of such securities except to the extent of any pecuniary interest therein. The business address of the Advisor, the Advisor GP, Julian C. Baker and Felix J. Baker is 860 Washington Street, 3rd Floor, New York, NY 10014. The foregoing information is based on a Schedule 13D/A filed on July 28, 2021 and information known to us.
(5)
Consists of (a) 2,623,924 Class A Shares held directly by HHLR Fund, L.P. (“Hillhouse Fund”) and (b) 4,293,904 Class A1 common shares held directly by HH RSV-XVII Holdings Limited (“HH RSV-XVII”). HHLR Advisors, Ltd. (“Hillhouse”) acts as the sole investment manager of Hillhouse Fund. Hillhouse is deemed to be the sole beneficial owner of, and to solely control the voting and investment power of the Class A Shares held by Hillhouse Fund. Hillhouse Fund III, L.P. (“Fund III”) is the sole owner of HH RSV-XVII and Hillhouse acts as the sole management company of Fund III. Wei Cao is the managing director of Hillhouse. As a result, Fund III, Hillhouse and Wei Cao may be considered beneficial owners of the shares held by HH RSV-XVII. The address of Hillhouse and HH RSV-XVII is #122, Windward 3 Building, Regatta Office Park, West Bay Road, Grand Cayman, Cayman Islands, KY1-9006. The foregoing is based on a Schedule 13G/A filed on February 14, 2023 and information known to us.

(6)
Consists of (a) 83,336 Class A Shares held by the Anglia 2013 Revocable Trust, u/d/t August 15, 2013 (the “Anglia Trust”) for which Mr. Patel is the beneficiary and trustee, (b) 109,795 Class A Shares held by the Marina 2016 Irrevocable Trust u/d/t June 23, 2016 for which Mr. Patel acts as trustee, (c) 35,515 Class A Shares held directly by Mr. Patel, (c) 1,526,160 Class B Shares held by the Anglia Trust, and (d) 1,591,592 Class A Shares that Mr. Patel has the right to acquire within 60 days following March 31, 2023 upon conversion of his Class B Shares or exercise of his share options or any combination thereof. In accordance with certain contractual arrangements entered into between Mr. Patel and the Company, Mr. Patel would not be entitled to convert the Class B Shares held by the Anglia Trust into Class A Shares or exercise his share options without 61 days’ prior written notice to the Company, if immediately following such conversion or exercise, he would beneficially own more than 4.99% of the issued and outstanding Class A Shares in addition to any other Class A Shares beneficially owned by him.

(7)
Consists of (a) 40,146 Class A Shares, and (b) 611,544 Class A Shares that Dr. Paolini has the right to acquire within 60 days following March 31, 2023 pursuant to the exercise of share options.

(8)
Consists of (a) 118,141 Class A Shares, and (b) 466,422 Class A Shares that Mr. Tessari has the right to acquire within 60 days following March 31, 2023 pursuant to the exercise of share options.

(9)
Includes (a) 14,840 shares held directly by Felix J. Baker and (b) 7,320 shares held by FBB3 LLC (“FBB3”). Julian C. Baker and Felix J. Baker are the sole managers of FBB3 and by policy they do not transact in or vote the securities of the Company held by FBB3.

(10)
Consists of 96,595 Class A Shares that Mr. Cole has the right to acquire within 60 days following March 31, 2023 pursuant to the exercise of share options.

(11)
Consists of 117,463 Class A Shares that Dr. Levy has the right to acquire within 60 days following March 31, 2023 pursuant to the exercise of share options.

(12)
Consists of (a) 71,967 Class A Shares held by Mossrock Capital, LLC (“Mossrock”) and (b) 167,794 Class A Shares that Mr. Malley has the right to acquire within 60 days following March 31, 2023 pursuant to the exercise of share options. Mr. Malley is the president of Mossrock and may be deemed to beneficially own the shares owned by Mossrock. The address of Mossrock is 19 Martin Lane, Englewood, CO 80113.

(13)
Consists of 144,006 Class A Shares that Ms. McCain has the right to acquire within 60 days following March 31, 2023 pursuant to the exercise of share options.

(14)
Consists of 144,006 Class A Shares that Ms. Popovits has the right to acquire within 60 days following March 31, 2023 pursuant to the exercise of share options.

(15)
Consists of 145,835 Class A Shares that Dr. Quart has the right to acquire within 60 days following March 31, 2023 pursuant to the exercise of share options.

(16)
Consists of (a)  3,312,076 Class A Shares, (b) 2,482,769 Class A Shares that all executive officers and directors as a group have the right to acquire within 60 days following March 31, 2023 pursuant to the exercise of share options, excluding share options held by Mr. Patel, and (c) 1,591,592 Class A Shares that Mr. Patel may acquire upon conversion of his Class B Shares or exercise of his share options or any combination thereof.

Certain Relationships

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

We maintain a written Related Person Transaction Policy and Procedures, setting forth policies and procedures for the review and approval or ratification of related person transactions. Under Item 404 of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”), we are required to disclose any transaction in which we (including any of our subsidiaries) are, were or will be a participant, where the amount involved exceeds $120,000 and a related person has, had or will have a direct or indirect material interest. In reviewing and approving any such transaction, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction, the extent of the related person’s interest in the transaction, and the conflicts of interest and corporate opportunity provisions under our Code of Business Conduct and Ethics. No director may participate in approval of a related person transaction in which he or she is a related person. Our Audit Committee may also ratify related person transactions that were entered into by management because pre-approval was not feasible and transactions that were not initially recognized as related person transactions. If these transactions are not ratified, our management must make all reasonable efforts to cancel or annul such transactions. Our management must update our Audit Committee on material changes to any approved or ratified related person transaction and provide an annual status report on all then-current related person transactions.
REGISTRATION RIGHTS

Our amended and restated investors’ rights agreement with certain of our shareholders, including certain executive officers, holders of 5% or more of a class of our voting shares and entities affiliated with certain of our directors, grants these shareholders specified registration rights with respect to Class A Shares held by them, including common shares issued or issuable upon conversion of any other class of our common shares convertible into, or options, warrants or other securities exercisable for, our Class A Shares. We refer to these Class A shares as “registrable securities.” The registration of registrable securities as a result of the following rights being exercised would enable holders to trade these shares without restriction under the Securities Act when the applicable registration statement is declared effective.
Demand Registration Rights
If at any time the holders of a majority of the registrable securities request in writing that we effect a registration with respect to all or part of such registrable securities then outstanding, we may be required to register their shares. We are obligated to effect at most one registration in response to these demand registration rights. If the holders requesting registration intend to distribute their shares by means of an underwriting, the managing underwriter of such offering will have the right to limit the number of shares to be underwritten for reasons related to the marketing of the shares.
Piggyback Registration Rights
If at any time we propose to register any of our Class A Shares under the Securities Act, subject to certain exceptions, the holders of registrable securities are entitled to notice of the registration and to include their registrable securities in the registration. If our proposed registration involves an underwriting, the managing underwriter of such offering will have the right to limit the number of shares to be underwritten for reasons related to the marketing of the shares.
Form S-3 Registration Rights
If, at any time after we become entitled under the Securities Act to register our shares on a registration statement on Form S-3, 25% of the holders of the registrable securities then outstanding request in writing that we effect a registration with respect to registrable securities at an aggregate price to the

Certain Relationships

public in the offering of at least $5.0 million, we will be required to effect such registration on Form S-3 within 20 days after the date of such request. We will not be required to affect such a registration if, within the 12-month period immediately preceding the date of such request, we have already affected two registrations on Form S-3 for the holders of registrable securities.
Expenses
Ordinarily, other than underwriting discounts and commissions, we will be required to pay all expenses incurred by us related to any registration effected pursuant to the exercise of these registration rights. These expenses may include all registration and filing fees, printing expenses, fees and disbursements of our counsel, reasonable fees and disbursements of a counsel for the selling shareholders and blue-sky fees and expenses.
Termination of Registration Rights
The registration rights terminate upon the earlier of the closing of a deemed liquidation event, as defined in our Bye-laws, or, with respect to the registration rights of an individual holder, when the holder can sell all of such holder’s registrable securities in a 90-day period without restriction under Rule 144 under the Securities Act.
ANNUAL BASE SALARY AND BONUS TARGET

In December 2022, our Compensation Committee raised annual base salaries and target bonus opportunities, as applicable, for our named executive officers for 2023 as described in the section entitled “Executive and Director Compensation.”
EQUITY INCENTIVE COMPENSATION

Our Compensation Committee approved and we granted share options and RSUs to our named executive officers as part of our biannual equity grants for 2022 and to our directors as described in the section entitled “Executive and Director Compensation.”
CASH INCENTIVE COMPENSATION

In January 2023, our Compensation Committee reviewed the Company’s performance against the 2022 bonus goals and approved cash bonuses to our named executive officers for 2022 as described in the section entitled “Executive and Director Compensation.”
INDEMNIFICATION AGREEMENTS

We have entered into indemnification agreements with all of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related investment funds) and executive officer to the fullest extent permitted by Bermuda law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of our company, arising out of such person’s services as a director or executive officer.

Other Matters

SHAREHOLDERS’ PROPOSALS

Shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary c/o Kiniksa Pharmaceuticals Corp. at our offices at 100 Hayden Avenue, Lexington, MA 02421 in writing not later than December 29, 2023.
Shareholders intending to present a proposal at the 2024 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bye-laws. Our Bye-laws require, among other things, that such shareholders give written notice to our Secretary of their intent to present such proposal for nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, notice of such a proposal for nomination for the 2024 Annual Meeting must be given to us no earlier than the close of business on February 7, 2024 and no later than March 8, 2024. The notice must contain the information required by our Bye-laws, a copy of which is available upon request to our Secretary. In the event that the date of the 2024 Annual Meeting is more than 30 days before or more than 30 days after June 6, 2024, then the notice must be given not later than 10 days following the earlier of the date on which notice of the 2024 Annual Meeting was posted to shareholders or the date on which public disclosure of the date of the 2024 Annual Meeting was made. SEC rules permit management to vote proxies in its discretion in certain cases if the shareholder does not comply with this deadline and, in certain other cases notwithstanding the shareholder’s compliance with this deadline. In addition to satisfying the foregoing requirements under the Bye-laws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
Under the Bermuda Companies Act 1981, as amended, shareholders may, at their own expense (unless the company otherwise resolves) require a company to: (a) give to the shareholders entitled to receive notice of our next annual general meeting notice of any resolution that shareholders can properly propose at that meeting; and/or (b) to circulate a statement (of not more than 1,000 words) in respect of any matter referred to in a proposed resolution or any business to be conducted at that meeting. The number of shareholders necessary for such a request is either the number of shareholders representing not less than one-twentieth of the total voting rights of all shareholders having at the date of the request a right to vote at the meeting to which the request relates, or not less than 100 shareholders. Notice of any intended resolution must be given, and any statement must be circulated, to shareholders entitled to have notice of the meeting at which the resolution is proposed to be presented by sending a copy of the resolution or statement to each shareholder in any manner permitted for service of notice of the meeting, and notice of any intended resolution must also be given to any other shareholder of the company, including shareholders who are not entitled to notice of the meeting, by giving notice of the general effect of the resolution in any manner permitted for giving notice of meetings to such shareholder.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
OTHER MATTERS TO BE PRESENTED AT THE ANNUAL MEETING

The audited financial statements of the Company for the fiscal year ended December 31, 2022, as approved by the Board of Directors, together with the report of the Company’s independent registered public accounting firm and auditor with respect to those financial statements, will be presented at the Annual Meeting.

Other Matters

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote your shares in their discretion on any such matters.
SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that banks, brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by such banks, brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.
Certain information in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
KINIKSA’S ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any holder of record of our Common Shares as of the close of business on April 10, 2023 without charge upon written request addressed to:
Kiniksa Pharmaceuticals, Ltd.
Attention: Secretary
c/o Kiniksa Pharmaceuticals Corp.
100 Hayden Avenue
Lexington, MA 02421
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and the Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 in the “Financial Information” section of the “Investors” page of our website located at www.kiniksa.com.
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO VOTE YOUR SHARES AND SUBMIT YOUR PROXY VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THE MATERIALS YOU RECEIVED. IF YOU RECEIVED A PAPER COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED THEREWITH. IN LIGHT OF POTENTIAL DISRUPTIONS TO MAIL SERVICE, WE RECOMMEND THAT YOU VOTE BY TELEPHONE OR THE INTERNET. PROMPTLY VOTING YOUR SHARES AND SUBMITTING YOUR PROXY WILL HELP ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION. VOTING YOUR SHARES AND SUBMITTING YOUR PROXY NOW WILL NOT PREVENT YOU FROM VOTING YOUR SHARES AT THE ANNUAL MEETING IF YOU DESIRE TO DO SO.
By Order of the Board of Directors,
Madelyn Zeylikman
Secretary
Hamilton, Bermuda
April 27, 2023

NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date CONTROL # SHARES SCAN TO VIEW MATERIALS & VOTE 0000606931_1 R1.0.0.6 KINIKSA PHARMACEUTICALS, LTD. CLARENDON HOUSE 2 CHURCH STREET HAMILTON HM11, BERMUDA Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor
Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 5, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 5, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following: 1. Election of Class II Directors to serve until the 2026 Annual Meeting of Shareholders, and until their respective successors have been duly elected and qualified. Nominees For Withhold 1a. Stephen R. Biggar 1b. G. Bradley Cole 1c. Barry D. Quart The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2. The appointment of PricewaterhouseCoopers LLP as the Company's auditor until the close of the Company's next Annual Meeting of Shareholders, the delegation to the Company's Board of Directors, through its Audit Committee, of the authority to set the auditor's remuneration for such period, and the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023. For Against Abstain 3. To approve on a non-binding advisory basis, the compensation of the named executive officers as disclosed in the Company's proxy statement for the 2023 Annual Meeting pursuant to the applicable compensation disclosure rules of the SEC, including the compensation tables and narrative discussion. NOTE: At the Company's Annual Meeting, shareholders may be asked to transact such other business as may properly come before the meeting or any continuation, adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 0000606931_2 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com KINIKSA PHARMACEUTICALS, LTD. Annual Meeting of Shareholders June 6, 2023 8:00 AM Atlantic Time (7:00 AM Eastern Time) This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Sanj K. Patel and Madelyn Zeylikman, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the Class A Common Shares and Class B Common Shares of KINIKSA PHARMACEUTICALS, LTD. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 8:00 AM, Atlantic Time (7:00 AM, Eastern Time) on June 6, 2023, held at The Loren at Pink Beach, 116 South Road, Tucker's Town HS 01, Bermuda, and any continuation, adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. The proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, or any continuation, adjournment or postponement thereof, in their discretion. Continued and to be signed on reverse side